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EXHIBIT 10.9(e)

SERIES 2004-ONE INDENTURE SUPPLEMENT

Dated as of January 30, 2004

to

MASTER INDENTURE

Dated as of July 14, 2000

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-ONE

Series 2004-One Asset Backed Notes

Class A Floating Rate Asset Backed Variable Funding Notes
Class B Floating Rate Asset Backed Variable Funding Notes
Class C Floating Rate Asset Backed Variable Funding Notes
Class D Asset Backed Variable Funding Notes

among

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

Issuer

COMPUCREDIT CORPORATION

Servicer

and

THE BANK OF NEW YORK

Indenture Trustee

on behalf of the Series 2004-One Noteholders

TABLE OF CONTENTS

		Page
ARTICLE I Creation of the Series 2004-One Notes		1
Section 1.01.	Designation	1
ARTICLE II Definitions		2
Section 2.01.	Definitions	2
ARTICLE III Servicing Fee and Interchange		17
Section 3.01.	Servicing Compensation; Interchange	17
ARTICLE IV Rights of Series 2004-One Noteholders and Allocation and Application of Collections		18
Section 4.01.	Collections and Allocations	18
Section 4.02.	Determination of Class D Monthly Interest	21
Section 4.03.	Suspension of the Revolving Period and Limited Redemption Period	21
Section 4.04.	Required Amounts	21
Section 4.05.	Application of Available Funds and Available Principal Collections	22
Section 4.06.	Defaulted Amounts; Reduction Amounts	24
Section 4.07.	Reallocated Principal Collections	24
Section 4.08.	Excess Finance Charge Collections	25
Section 4.09.	Reallocated Series Finance Charge Collections	25
Section 4.10.	Shared Principal Collections	26
Section 4.11.	Spread Account	26
Section 4.12.	Principal Amount Increases	28
Section 4.13.	Interest Rate Caps	29
Section 4.14.	Pre-Funding Account	31
Section 4.15.	Yield Supplement Account	33
ARTICLE V Distributions and Reports to Series 2004-One Noteholders		34
Section 5.01.	Distributions	34
Section 5.02.	Reports and Statements to Series 2004-One Noteholders	35
ARTICLE VI Early Redemption Events		36
Section 6.01.	Early Redemption Events	36
ARTICLE VII Optional Redemption; Series Termination		38
Section 7.01.	Optional Redemption	38
Section 7.02.	Stated Maturity Date	38
ARTICLE VIII Redemption of Series 2004-One Notes; Final Distributions		38
Section 8.01.	Sale of Receivables or Redemption of the Notes pursuant to Section 2.06 or 8.01 of the Transfer and Servicing Agreement and Sections 5.05 and 5.18 of the Indenture and Section 7.01	38
ARTICLE IX Miscellaneous Provisions		40
Section 9.01.	Ratification of Agreement	40
Section 9.02.	Counterparts	40
Section 9.03.	Governing Law	40
Section 9.04.	Tax Matters	40
Section 9.05.	Transfer of Class D Notes	43
Section 9.06.	Limitation of Owner Trustee Liability	43
Section 9.07.	Limitation of Indenture Trustee Liability	43
Section 9.08.	Paired Series	44

i

EXHIBITS

Exhibit A-1	Form of Class A Note
Exhibit A-2	Form of Class B Note
Exhibit A-3	Form of Class C Note
Exhibit A-4	Form of Class D Note
Exhibit B	Form of Monthly Servicer's Statement
Exhibit C	Form of Class D Increase Notice
Exhibit D	Form of Investment Letter

ii

        SERIES 2004-ONE INDENTURE SUPPLEMENT, dated as of January 30, 2004 (this "Supplement"), among COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, a business trust organized and existing under the laws of the State of Nevada (the "Issuer"), COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer (the "Servicer"), and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as Indenture Trustee (together with its successors in the trusts thereunder as provided in the Indenture, the "Indenture Trustee") under the Master Indenture dated as of July 14, 2000 (as amended and in effect from time to time, the "Indenture") among the Issuer, the Servicer and the Indenture Trustee.

        Section 2.10 of the Indenture provides that the Issuer may, pursuant to one or more Indenture Supplements, direct the Indenture Trustee, on behalf of the Issuer, to issue one or more Series of Notes and to set forth the Principal Terms of such Series. The Issuer, the Servicer and the Indenture Trustee have previously entered into the Series 2003-One Indenture Supplement, dated as of September 30, 2003 (the "Series 2003-One Indenture Supplement") and upon payment in full of the Notes issued under the Series 2003-One Indenture Supplement and with the written consent of the holders of the Series 2003-One Notes, the Issuer, the Servicer and the Indenture Trustee desire to amend and restate the Series 2003-One Indenture Supplement by the means of replacing it with this Supplement and retiring the Notes issued pursuant to the Series 2003-One Indenture Supplement.

        Pursuant to this Supplement, the Issuer and the Indenture Trustee shall create a new Series of Notes to replace the Notes issued pursuant to the Series 2003-One Indenture Supplement and specify the Principal Terms thereof.

ARTICLE I

Creation of the Series 2004-One Notes

        Section 1.01.    Designation.

        (a)   There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Supplement to be known as the "CompuCredit Credit Card Master Note Business Trust, Series 2004-One Notes" or the "Series 2004-One Notes." The Series 2004-One Notes shall be issued in four Classes, the first of which shall be known as the "Class A Series 2004-One Floating Rate Asset Backed Variable Funding Notes", the second of which shall be known as the "Class B Series 2004-One Floating Rate Asset Backed Variable Funding Notes", the third of which shall be known as the "Class C Series 2004-One Floating Rate Asset Backed Variable Funding Notes" and the fourth of which shall be known as the "Class D Series 2004-One Asset Backed Variable Funding Notes". The Series 2004-One Notes shall be due and payable on the Stated Maturity Date.

        (b)   Series 2004-One shall be included in Group VIII and shall be a variable funding Series, an Excess Allocation Series and a Principal Sharing Series. Except with respect to a Paired Series designated pursuant to Section 9.08, and as provided in the next sentence, Series 2004-One shall not be subordinated to any other Series. For the avoidance of doubt, for any date of determination after the date the Notes issued pursuant to the Series 2003-One Indenture Supplement are retired and prior to the Paired Series Final Payment Date for Series 2001-One, the numerator of the Series 2004-One Allocation Percentage and the Fixed/Floating Allocation Percentage shall be reduced by the amount of Principal Collections accumulated in the Principal Funding Account for Series 2001-One (but with respect to the Series 2004-One Allocation Percentage, only as such defined term is used in the definition of Series 2004-One Allocable Principal Collections and Required Minimum Principal Balance (through the defined term Series Allocation Percentage as it relates to Series 2004-One)), and such terms shall be so construed for all purposes of this Supplement and the Indenture. Notwithstanding any provision in the Indenture or this Supplement to the contrary, the first Distribution Date with respect to Series 2004-One shall be the March 2004 Distribution Date. The Interest Rate Cap Provider shall not be a Series Enhancer for purposes of the Indenture, this Supplement and the other Transaction Documents.

        (c)   In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall be controlling.

ARTICLE II

Definitions

        Section 2.01.    Definitions.

        (a)   All capitalized terms not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement (including by way of reference to other documents). Each capitalized term defined herein shall relate only to the Series 2004-One Notes and no other Series of Notes issued by the Issuer. Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

        "Adjusted Class A Maximum Principal Amount" shall have the meaning specified in the Fee Letter.

        "Adjusted Class B Maximum Principal Amount" shall have the meaning specified in the Fee Letter.

        "Adjusted Class C Maximum Principal Amount" shall have the meaning specified in the Fee letter.

        "Aggregate Interest Rate Caps Notional Amount" shall mean an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Interest Rate Caps and Replacement Interest Rate Caps.

        "Allocation Amount" shall mean, as of any date of determination, an amount equal to (a) the Initial Note Principal Balance plus (b) the total amount of Class A Note Principal Balance Increases, Class B Note Principal Balance Increases, Class C Note Principal Balance Increases and Class D Note Principal Balance Increases on or prior to such date, minus (c) the Pre-Funding Allocation Adjustment, minus (d) the total amount of principal payments made on the Series 2004-One Notes prior to such date, minus(e) the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount on all prior Distribution Dates over such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.05(a)(viii) prior to such date.

        "Available Funds" shall mean, for any Distribution Date, an amount equal to the sum of (a) the Reallocated Series Finance Charge Collections, (b) the Excess Finance Charge Collections allocated to Series 2004-One, (c) the amount of funds, if any, to be withdrawn from the Spread Account, which pursuant to subsection 4.11(c) are required to be included in Available Funds with respect to such Distribution Date, (d) the Interest Rate Cap Payments, if any, (e) any Pre-Funding Investment Proceeds and Yield Supplement Investment Proceeds and (f) the amount of funds, if any, to be withdrawn from the Yield Supplement Account that, pursuant to subsection 4.15(c), are required to be included in Available Funds on such Distribution Date.

        "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Fixed/Floating Allocation Percentage of Series 2004-One Allocable Principal Collections received during such Monthly Period minus (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.07 are required to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount for the related Distribution Date minus (iii) during the Planned Redemption Period, the total amount paid to the Transferor for the purchase price of Principal Receivables pursuant to subsection 4.01(c)(ii)(y) during such Monthly Period, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 2004-One in accordance with Section 4.02 of the Transfer and Servicing Agreement and Section 4.10, (c) the net proceeds of the sale of all or a portion of an Interest Rate Cap received during such Monthly Period and (d) any other amounts which pursuant to subsection 4.05(a)are to be treated as Available Principal Collections with respect to the related Distribution Date.

        "Available Spread Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the principal amount on deposit in the Spread Account on such date (before giving effect to any deposit to be made to the Spread Account on such date) and (b) the Required Spread Account Amount.

        "Average Allocation Amount" shall mean, for any period, the sum of the Allocation Amounts for each day in such period divided by the number of days in such period.

        "Average Note Principal Balance" shall mean, for any period, the sum of the Note Principal Balances for each day in such period divided by the number of days in such period.

        "Average Principal Receivables" shall mean, for any period, the sum of the Principal Receivables for each day in such period divided by the number of days in such period.

        "Backup Servicer" shall mean First National Bank of Omaha and its successors and assigns in such capacity.

        "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equal to (a) the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Monthly Servicing Fee and an amount equal to the product of (x) the Series 2004-One Allocation Percentage and (y) any amount that the Transferor is required to deposit on the related Distribution Date into the Special Funding Account pursuant to Section 3.08 of the Transfer and Servicing Agreement but fails to deposit, in each case with respect to the related Distribution Date divided by (b) the Average Note Principal Balance for such Monthly Period.

        "Change of Control" shall mean any of the following:

          (1)   the direct or indirect disposition of substantially all the assets of CompuCredit (whether by sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions to any person (as such term is used in Section 13(d)(3) of the Exchange Act)) (excluding, for the avoidance of doubt, portfolio sales to the extent such sales would be customary for a business comparable to CompuCredit);

          (2)   the consummation of any transaction or series of related transactions (including any merger or consolidation) resulting in any Person (other than Key Stockholders and their affiliates) becoming the beneficial owner (as determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 40% of the voting stock of CompuCredit; provided, however, that no Change of Control shall be deemed to have occurred pursuant to this clause (2) if David G. Hanna, Frank J. Hanna and entities controlled by them hold, in aggregate for both such individuals and their controlled entities, beneficial ownership of the voting stock of CompuCredit in a percentage greater than the percentage of such Person's beneficial ownership of the voting stock of CompuCredit;

          (3)   the first day on which the majority of the Board of Directors of CompuCredit are not Continuing Directors; or

          (4)   the first day when David G. Hanna, Frank J. Hanna and entities controlled by them cease to hold, in aggregate for both such individuals and their controlled entities, beneficial ownership of at least 40% of the voting securities of CompuCredit on a fully diluted basis, but without giving effect to the Warrants.

        "Class A Additional Interest" shall have the meaning specified in the Note Purchase Agreement.

        "Class A Average Note Principal Balance" shall mean, for any period, the sum of the Class A Note Principal Balances for each day in such period divided by the number of days in such period.

        "Class A Costs" shall mean, with respect to any Distribution Date, the Class A Percentage of the Unused Fee and any amounts owing to the Class A Noteholders pursuant to Article V of the Note Purchase Agreement.

        "Class A Initial Note Principal Balance" shall mean the amount specified in Item 1 of Schedule 2.01.

        "Class A Monthly Interest" shall have the meaning specified in the Note Purchase Agreement.

        "Class A Note Principal Balance" shall mean, on any date, (a) the Class A Initial Note Principal Balance, plus (b) the total amount of Class A Note Principal Balance Increases made on or prior to such date, minus (c) the total amount of principal payments made on the Class A Notes on or prior to such date.

        "Class A Note Principal Balance Increase" shall have the meaning specified in subsection 4.12(a).

        "Class A Noteholder" shall mean the Person in whose name a Class A Note is registered in the Note Register.

        "Class A Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

        "Class A Percentage" shall mean the percentage equivalent of a fraction the numerator of which is the Class A Note Principal Balance and the denominator of which is the Note Principal Balance.

        "Class A Required Amount" shall have the meaning specified in Section 4.04.

        "Class A Stepped-Up Pricing" shall have the meaning specified in the Fee Letter.

        "Class B Additional Interest" shall have the meaning specified in the Note Purchase Agreement.

        "Class B Average Note Principal Balance" shall mean, for any period, the sum of the Class B Note Principal Balances for each day in such period divided by the number of days in such period.

        "Class B Costs" shall mean, with respect to any Distribution Date, the Class B Percentage of the Unused Fee and any amounts owing to the Class B Noteholders pursuant to Article V of the Note Purchase Agreement.

        "Class B Initial Note Principal Balance" shall mean the amount specified in Item 2 of Schedule 2.01.

        "Class B Monthly Interest" shall have the meaning specified in the Note Purchase Agreement.

        "Class B Note Principal Balance" shall mean, on any date, (a) the Class B Initial Note Principal Balance, plus (b) the total amount of Class B Note Principal Balance Increases made on or prior to such date, minus (c) the total amount of principal payments made on the Class B Notes on or prior to such date.

        "Class B Note Principal Balance Increase" shall have the meaning specified in subsection 4.12(a).

        "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

        "Class B Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

        "Class B Percentage" shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Note Principal Balance and the denominator of which is the Note Principal Balance.

        "Class B Required Amount" shall have the meaning specified in Section 4.04.

        "Class B Stepped-Up Pricing" shall have the meaning specified in the Fee Letter.

        "Class C Additional Interest" shall have the meaning specified in the Note Purchase Agreement.

        "Class C Average Note Principal Balance" shall mean, for any period, the sum of the Class C Note Principal Balances for each day in such period divided by the number of days in such period.

        "Class C Costs" shall mean, with respect to any Distribution Date, the Class C Percentage of the Unused Fee and any amounts owing to the Class C Noteholders pursuant to Article V of the Note Purchase Agreement.

        "Class C Initial Note Principal Balance" shall mean the amount specified in Item 3 of Schedule 2.01.

        "Class C Monthly Interest" shall have the meaning specified in the Note Purchase Agreement.

        "Class C Note Principal Balance" shall mean, on any date, (a) the Class C Initial Note Principal Balance, plus (b) the total amount of Class C Note Principal Balance Increases made on or prior to such date, minus (c) the total amount of principal payments made on the Class C Notes on or prior to such date.

        "Class C Note Principal Balance Increase" shall have the meaning specified in subsection 4.12(a).

        "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

        "Class C Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

        "Class C Percentage" shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Note Principal Balance and the denominator of which is the Note Principal Balance.

        "Class C Required Amount" shall have the meaning specified in Section 4.04.

        "Class C Stepped-Up Pricing" shall have the meaning specified in the Fee Letter.

        "Class D Additional Interest" shall mean, with respect to any Interest Period, $0; provided, however, that upon notice to the Indenture Trustee and the Servicer, Class D Additional Interest shall equal such other amount as shall be agreed upon by the Issuer and the Class D Noteholders from time to time.

        "Class D Average Note Principal Balance" shall mean, for any period, the sum of the Class D Note Principal Balances for each day in such period divided by the number of days in such period.

        "Class D Initial Note Principal Balance" shall mean the amount specified in Item 4 of Schedule 2.01.

        "Class D Monthly Interest" shall have the meaning specified in Section 4.02.

        "Class D Note Interest Rate" shall mean, for any Interest Period, a per annum rate of 0%; provided, however, that upon notice to the Indenture Trustee and the Servicer, the Class D Note Interest Rate shall equal such other rate as shall be agreed upon by the Issuer and the Class D Noteholders from time to time.

        "Class D Note Principal Balance" shall mean, on any date, (a) the Class D Initial Note Principal Balance, plus (b) the total amount of Class D Note Principal Balance Increases made on or prior to such date, minus (c) the total amount of principal payments made on the Class D Notes on or prior to such date.

        "Class D Note Principal Balance Increase" shall have the meaning specified in subsection 4.12(b).

        "Class D Noteholder" shall mean the Person in whose name a Class D Note is registered in the Note Register.

        "Class D Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-4.

        "Class D Percentage" shall mean the percentage equivalent of a fraction, the numerator of which is the Class D Note Principal Balance and the denominator of which is the Note Principal Balance.

        "Closing Date" shall mean January 30, 2004.

        "Commitment Step-Up Date" shall have the meaning specified in the Note Purchase Agreement.

        "Consolidated Total Equity" shall mean, with respect to any fiscal quarter, the total shareholders equity of CompuCredit and its consolidated subsidiaries that, in accordance with GAAP, is reflected on the consolidated balance sheet of CompuCredit and its consolidated subsidiaries for such fiscal quarter.

        "Continuing Directors" shall mean the Persons who constituted the Board of Directors of CompuCredit on the Closing Date (the "Incumbent Directors"); provided that any Person becoming a director of CompuCredit during any calendar year shall be considered to be an Incumbent Director if such Person's election, appointment or nomination was recommended or approved by at least two-thirds of the other Incumbent Directors continuing in office following such election, appointment or nomination present, in person or by telephone, at any meeting of the Board of Directors of CompuCredit, after the giving of sufficient notice to each Incumbent Director so as to provide a reasonable opportunity for such Incumbent Directors to be present at such meeting.

        "Corporate Finance Event" shall mean the occurrence of any of the following:

          (1)   as of any fiscal quarter end, the Consolidated Total Equity of CompuCredit shall have fallen by an aggregate of more than $150,000,000 from its December 31, 2003 balance of $574,000,000;

          (2)   as of any fiscal quarter end, the Consolidated Total Equity of CompuCredit shall have fallen by more than $50,000,000 from its balance as of the immediately preceding fiscal quarter end; or

          (3)   the ratio of the Consolidated Total Equity of CompuCredit to the originated Receivables shall fall to less than 10%.

        "Distribution Date" shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, that the first Distribution Date for Series 2004-One shall be as set forth in subsection 1.01(b).

        "Early Redemption Event" shall mean any Early Redemption Event specified in Section 5.01 of the Indenture and any Early Redemption Event specified in Section 6.01.

        "Early Redemption Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Redemption Event with respect to Series 2004-One is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Note Principal Balance and all other unpaid amounts owing to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders pursuant to the Note Purchase Agreement or (ii) the Stated Maturity Date.

        "Excess Finance Charge Collections" shall have the meaning specified in Section 4.05 of the Transfer and Servicing Agreement, as further described in Section 4.08.

        "Existing Series Final Payment Date" shall mean, with respect to the Series 2001-One Notes and the Series 2003-One Notes issued by the Issuer, the date on which the full amount of the principal of the Notes of such Series and all interest accrued thereon has been paid in full and such Notes have been fully discharged and have no interest in the Trust Estate.

        "Expiration Date" shall have the meaning specified in the Note Purchase Agreement.

        "Fee Letter" shall have the meaning specified in the Note Purchase Agreement.

        "Fees and Costs" shall mean, with respect to any Distribution Date, the sum of the Class A Costs, the Class B Costs and the Class C Costs for such Distribution Date.

        "FICO" shall mean Fair, Isaacs & Co.

        "Finance Charge Shortfall" shall have the meaning specified in Section 4.08.

        "Fixed/Floating Allocation Percentage" shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period or the Limited Redemption Period, the Series Adjusted Allocation Amount for Series 2004-One as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Initial Note Principal Balance minus, if applicable, from and including the date the Notes issued pursuant to the Series 2003-One Indenture Supplement are retired, the Pre-Allocated Allocation Amount) and (b) during a Redemption Period, the Series Adjusted Allocation Amount for Series 2004-One as of the close of business on the date on which the Revolving Period or Limited Redemption Period, as applicable, shall have terminated, plus, on and after a Paired Series Final Payment Date, the related Pre-Allocated Allocation Amount, if any, used in calculating the Series Adjusted Allocation Amount for Series 2004-One on the date on which the Revolving Period shall have terminated or been suspended, and the denominator of which is the product of (x) the greater of (A) the sum of (i) the total amount of Principal Receivables as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables as of the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Principal Receivables for all Series of Notes Outstanding, and (y) the Series 2004-One Allocation Percentage as of the last day of the immediately preceding Monthly Period; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Fixed/Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and including such Reset Date to but excluding the next such Reset Date, if any, or if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable; provided further, that the numerator in clause (b) above shall continue to be the Series Adjusted Allocation Amount for Series 2004-One as of the close of business on the date on which the Revolving Period shall have been terminated or suspended plus, on or after a Paired Series Final Payment Date, the related Pre-Allocated Allocation Amount, if any, used in calculating the Series Adjusted Allocation Amount for

Series 2004-One on the date on which the Revolving Period shall have terminated, unless the Series 2004-One Notes are paid in full on such date.

        "Floating Allocation Percentage" shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount as of the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Initial Note Principal Balance) and the denominator of which is the product of (x) the Series 2004-One Allocation Percentage with respect to such Monthly Period and (y) the greater of (A) the sum of (i) the total amount of Principal Receivables as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables on the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Finance Charge Receivables for all Series of Notes Outstanding; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date, for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

        "GAAP" shall have the meaning specified in the Note Purchase Agreement.

        "Group VIII" shall mean Series 2004-One and each other Series specified in the related Supplement to be included in Group VIII.

        "Group VIII Series Additional Amounts" shall mean, with respect to any Monthly Period, the sum of (a) Series 2004-One Additional Amounts for such Distribution Date and (b) for all other Series included in Group VIII, the sum of (i) the aggregate net amount by which the allocation amounts of such Series have been reduced as a result of allocation reductions, subordination of principal collections and, if applicable, funding the series default amounts in respect of any Class of Notes or Series Enhancement of such Series as of such Distribution Date and (ii) if the applicable Indenture Supplements so provide, the aggregate unpaid amount of interest at the applicable note interest rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

        "Group VIII Series Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Series Default Amount for such Distribution Date and (b) the aggregate amount of the series default amounts for all other Series included in Group VIII for such Distribution Date.

        "Group VIII Series Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Series Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the series finance charge collections for all other Series included in Group VIII for such Distribution Date.

        "Group VIII Series Monthly Fees" shall mean with respect to any Distribution Date, the sum of (a) Series 2004-One Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, series fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated series finance charge collections pursuant to the related Indenture Supplements, for all other Series included in Group VIII for such Distribution Date.

        "Group VIII Series Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) Series 2004-One Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if such amounts are payable out of reallocated series finance charge collections pursuant to the related Indenture Supplements, for all other Series included in Group VIII for such Distribution Date.

        "Initial Note Principal Balance" shall mean the sum of the Class A Initial Note Principal Balance, the Class B Initial Note Principal Balance, the Class C Initial Note Principal Balance and the Class D Initial Note Principal Balance.

        "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date), to but excluding such Distribution Date.

        "Interest Rate Cap Payments" shall mean, for any Distribution Date, the total amount of the payments made by the Interest Rate Cap Providers under the Interest Rate Caps and any Replacement Interest Rate Cap.

        "Interest Rate Cap Provider" shall mean each obligor under an Interest Rate Cap, or if any Replacement Interest Rate Cap is obtained under Section 4.13, any obligor under such Replacement Interest Rate Cap.

        "Interest Rate Caps" shall mean each interest rate cap agreement between the Issuer and an Interest Rate Cap Provider entered into with respect to the Class A Notes, the Class B Notes or the Class C Notes which shall have a cap of LIBOR equal to 9.0%.

        "Investment Letter" shall have the meaning specified in subsection 9.04(c).

        "Key Stockholders" shall mean David G. Hanna, Frank J. Hanna III, Richard W. Gilbert and Richard R. House.

        "Limited Redemption Amount" shall mean for any Distribution Date relating to a Limited Redemption Period, the excess, if any, of (i) the amount specified in the notice delivered by the Issuer in accordance with Section 4.03 over (ii) the sum of (1) the aggregate amount of principal paid on the Class A Notes, (2) the aggregate amount of principal paid on the Class B Notes, (3) the aggregate amount of principal paid on the Class C Notes and the aggregate amount of principal paid on the Class D Notes on all prior Distribution Dates, if any, in such Limited Redemption Period.

        "Limited Redemption Period" shall mean, unless the Planned Redemption Period or the Early Redemption Period shall have commenced prior thereto, a period beginning on the first day of the Monthly Period specified in the notice delivered by the Issuer in accordance with Section 4.03, and ending upon the first to occur of (i) the commencement of the Planned Redemption Period or the Early Redemption Period and (ii) the last day of the Monthly Period related to the Distribution Date on which the aggregate amount distributed pursuant to subsection 4.05(c)(i) equals the Limited Redemption Amount for such Distribution Date.

        "LIBOR" shall have the meaning specified in the Note Purchase Agreement.

        "Maximum Principal Amount" shall have the meaning specified in the Note Purchase Agreement.

        "Merrill" shall mean Merrill Lynch Mortgage Capital Inc. and its permitted successors and assigns.

        "Monthly Backup Servicer Fee" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (1) the percentage specified in Item 5 of Schedule 2.01 and (2) the Average Principal Receivables for the immediately preceding Monthly Period; provided, however, that on and after the Existing Series Final Payment Date, the Monthly Backup Servicer Fee shall be an amount equal to one-twelfth of the product of (1) the percentage specified in Item 5 of Schedule 2.01 and (2) the Servicing Base Amount.

        "Monthly Default Rate" shall mean, with respect to any Monthly Period, the ratio of the Defaulted Amount net of Recoveries to the Average Principal Receivables for such Monthly Period multiplied by 12; provided, however, that for purposes of determining the three month average of the Monthly Default Rates, the pro forma Monthly Default Rate for the December 2003 and January 2004 Monthly Periods shall be 14.78% and 13.49%, respectively.

        "Monthly Delinquency Rate" shall mean, with respect to any Monthly Period, the ratio of the total amount of Receivables that were more than 60 days contractually past due (but were not Defaulted Receivables) to the total amount of Receivables as of the last day of such Monthly Period; provided, however, that for purposes of determining the three month average of the Monthly Delinquency Rates, the pro forma Monthly Delinquency Rate for the December 2003 and January 2004 Monthly Periods shall be 10.94% and 11.03%, respectively.

        "Monthly Payment Rate" shall mean, with respect to any Monthly Period, a fraction, the numerator of which is the total amount of Collections of Receivables for such Monthly Period and the denominator of which is the Average Principal Receivables for such Monthly Period; provided, however, that for purposes of determining the three month average of the Monthly Payment Rates, the pro forma Monthly Payment Rate for the December 2003 and January 2004 Monthly Periods shall be 8.66% and 8.33%, respectively.

        "Monthly Servicer's Statement" shall have the meaning specified in subsection 5.02(a).

        "Monthly Servicing Fee" shall have the meaning specified in subsection 3.01(a).

        "Monthly Supplemental Servicing Fee" shall have the meaning specified in subsection 3.01(b).

        "Net Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (A) the numerator of which is equal to (1) Reallocated Series Finance Charge Collections with respect to such Monthly Period, plus (2) without duplication of amounts referred to in clause (1) above, the amount of Interchange to be included as Series 2004-One Allocable Finance Charge Collections for such Monthly Period pursuant to subsection 3.01(c), plus (3) any Interest Rate Cap Payments for the related Distribution Date, plus (4) any Pre-Funding Investment Proceeds and Yield Supplement Investment Proceeds, plus (5) the amount of funds, if any, to be withdrawn from the Yield Supplement Account that, pursuant to subsection 4.15(c), are required to be included in Available Funds on such Distribution Date, minus (6) the Series Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Average Note Principal Balance for such Monthly Period.

        "Net Yield" shall mean, with respect to any Monthly Period, (a) the Net Portfolio Yield with respect to such Monthly Period minus (b) the Base Rate with respect to such Monthly Period.

        "Note Assignment" shall have the meaning specified in subsection 9.04(e).

        "Note Principal Balance" shall mean, for any date of determination, the sum of the Class A Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance and the Class D Note Principal Balance.

        "Note Principal Balance Increase" shall mean a Class A Note Principal Balance Increase, a Class B Note Principal Balance Increase, a Class C Note Principal Balance Increase or a Class D Note Principal Balance Increase.

        "Note Purchase Agreement" shall mean the Note Purchase Agreement dated as of January 30, 2004 by and among Merrill, the Transferor, the Servicer and the Issuer, and all amendments thereto.

        "Paired Series" shall have the meaning specified in Section 9.08.

        "Paired Series Final Payment Date" shall mean, with respect to any Paired Series, the date on which the full amount of the principal of the Notes of such Paired Series and all interest accrued thereon has been paid in full and such Notes have been fully discharged and have no interest in the Trust Estate.

        "Participant" shall have the meaning specified in subsection 9.04(f).

        "Payment Date" shall mean each Distribution Date.

        "Planned Redemption Event" shall mean the occurrence of any one of the following events:

          (1)   Class A Stepped-Up Pricing, Class B Stepped-Up Pricing or Class C Stepped-Up Pricing shall have been in effect for eight consecutive Interest Periods;

          (2)   the Issuer shall have not issued a new Term Series by the Commitment Step-Up Date with a Class or Classes of Notes having a long-term debt rating of at least Baa3 by Moody's or BBB- by Standard & Poor's in a total principal amount of at least $350,000,000;

          (3)   the Expiration Date shall have occurred and no Event of Default, Servicer Default or other Early Redemption Event shall have occurred; or

          (4)   CompuCredit shall experience a negative Rolling Return on Average Managed Assets for two consecutive fiscal quarters.

        "Planned Redemption Period" shall mean, unless an Early Redemption Event with respect to Series 2004-One shall have occurred prior thereto, the period commencing on the occurrence of a Planned Redemption Event and ending upon the first to occur of (x) the commencement of the Early Redemption Period, (y) the payment in full of the Note Principal Balance and all other unpaid amounts owing to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders pursuant to the Note Purchase Agreement and (z) the Stated Maturity Date.

        "Pre-Allocated Allocation Amount" shall mean the sum for each Paired Series of (1) prior to the Paired Series Final Payment Date for such Paired Series, the lesser of (or if (a) and (b) are equal amounts, such equal amount) (a) the aggregate amount of all principal payments made on, or deposited into the applicable principal funding account on behalf of, the Notes of such Paired Series and (b) the aggregate amount of all Note Principal Balance Increases relating to the reduction of the allocation amount or adjusted allocation amount, as applicable, of such Paired Series specified in the related Indenture Supplement minus the Pre-Funding Allocation Adjustment related to all such Note Principal Balance Increases, and (2) on and after the Paired Series Final Payment Date for such Paired Series, $0.

        "Pre-Funding Account" shall have the meaning specified in subsection 4.14(a).

        "Pre-Funding Allocation Adjustment" shall mean, for any date of determination, (I) if no Paired Series is outstanding, the amount on deposit in the Pre-Funding Account or (II) if a Paired Series is outstanding and amounts have been deposited in the Pre-Funding Account in connection with such Paired Series, for any date of determination prior to the Paired Series Final Payment Date for such Paired Series, an amount not less than $0 equal to (1) the sum of (i) the aggregate amount deposited in the Pre-Funding Account in connection with such Paired Series, (ii) without duplication of the amounts deposited in the Pre-Funding Account, the aggregate amount deposited in the Yield Supplement Account pursuant to subsection 4.15(a) in connection with such Paired Series and (iii) the total amount of Class D Note Principal Balance Increases in connection with such Paired Series, minus (2) the aggregate amount deposited in the principal funding account for such Paired Series or the aggregate amount of principal paid on the Notes of such Paired Series, as applicable.

        "Pre-Funding Investment Proceeds" shall have the meaning set forth in subsection 4.14(b).

        "Private Holder" shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Issuer, including any financial instrument or contract the value of which is determined in whole or in part by reference to the Issuer (including the assets of the Issuer, income of the Issuer or distributions made by the Issuer), but excluding any interest in the Issuer represented by any Series or Class of Notes or any other interest as to which the Transferor has provided to the Indenture Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Issuer or the Receivables for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Issuer or the Issuer's income or equivalent value. Notwithstanding the immediately preceding sentence, (i) "Private Holder" shall also include any other Person that the Transferor determines is, may be or may become a "partner" within the meaning of Section 1.7704-1(h)(1)(ii) (including by reason of Section 1.7704-1(h)(3)) of the United States Treasury Regulations. "Private Holders" shall include the Holders of the Trust Certificate, the Transferor Certificates or any interest in either, the Servicer and the Series 2004-One Noteholders. Any person holding more than one interest in the Issuer each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Transferor (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Issuer to become a publicly traded partnership treated as a corporation).

        "Rating Agency Condition" shall mean, for the purpose of this Series, notwithstanding anything to the contrary in the Transaction Documents, the consent of Merrill.

        "Reallocated Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to the lesser of (I) the product of (a) the Series 2004-One Allocable Principal Collections deposited in the Collection Account for the related Monthly Period, (b) the Fixed/Floating Allocation Percentage for the related Monthly Period and (c) the Subordination Percentage, and (II) the greater of (x) (1) the sum of (i) the Class B Note Principal Balance, (ii) the Class C Note Principal Balance and (iii) the Class D Note Principal Balance minus (2) the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount on all prior Distribution Dates over such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.05(a)(viii) prior to such date and (y) zero.

        "Reallocated Series Finance Charge Collections" shall mean that portion of Group VIII Series Finance Charge Collections allocated to Series 2004-One pursuant to Section 4.09.

        "Redemption Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Note Principal Balance on such Distribution Date plus (ii) Series 2004-One Monthly Interest for such Distribution Date plus (iii) Fees and Costs due and unpaid.

        "Redemption Period" shall mean, with respect to Series 2004-One, the Planned Redemption Period or the Early Redemption Period (or both), as the context requires and, for purposes of Shared Principal Collections and the definition of Special Payment Date, the Limited Redemption Period, if so designated by the Issuer.

        "Reduction Amounts" shall have the meaning specified in Section 4.06.

        "Replacement Interest Rate Cap" shall mean one or more interest rate cap agreements entered into in replacement of an Interest Rate Cap satisfying the conditions specified in Section 4.13.

        "Repurchase Transaction" shall have the meaning specified in the Note Purchase Agreement.

        "Required Class A Note Principal Balance" shall mean, on any date of determination after giving effect to any increase or decrease in the Note Principal Balance on such date of determination, the amount that if equal to the Class A Note Principal Balance would result in the Class A Percentage being equal to the Required Class A Percentage.

        "Required Class A Percentage" shall mean the percentage specified in Item 6 of Schedule 2.01.

        "Required Class B Note Principal Balance" shall mean, on any date of determination after giving effect to any increase or decrease in the Note Principal Balance on such date of determination, the amount that if equal to the Class B Note Principal Balance would result in the Class B Percentage being equal to the Required Class B Percentage.

        "Required Class B Percentage" shall mean the percentage specified in Item 7 of Schedule 2.01.

        "Required Class C Note Principal Balance" shall mean, on any date of determination after giving effect to any increase or decrease in the Note Principal Balance on such date of determination, the amount that if equal to the Class C Note Principal Balance would result in the Class C Percentage being equal to the Required Class C Percentage.

        "Required Class C Percentage" shall mean the percentage specified in Item 8 of Schedule 2.01.

        "Required Class D Note Principal Balance" shall mean, on any date of determination after giving effect to any increase or decrease in the Note Principal Balance on such date of determination, the amount that if equal to the Class D Note Principal Balance would result in the Class D Percentage being equal to the Required Class D Percentage.

        "Required Class D Percentage" shall mean the percentage specified in Item 9 of Schedule 2.01.

        "Required Minimum Principal Balance" shall mean with respect to any date, for the purpose of this Series, notwithstanding anything to the contrary in the Transaction Documents, (a) the sum of the numerators used to determine the Series Allocation Percentages with respect to Principal Receivables for each Series outstanding on such date minus (b) the Special Funding Amount on such date minus (c) the Collections in respect of Principal Receivables on deposit in the Collection Account on such date.

        "Required Rating" shall mean, for any Interest Rate Cap Provider, a short-term debt rating of at least P-1 by Moody's or at least A-1 by Standard & Poor's.

        "Required Spread Account Amount" shall mean, on any date of determination an amount equal to the product of (i) the sum of (a) the Required Spread Account Percentage in effect on such date and (b) the Supplemental Percentage in effect on such date and (ii) the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance on such date.

        "Required Spread Account Percentage" shall mean, as of any date of determination, if the most recent three-month average (calculated as of the Determination Date immediately preceding such date, unless such date is a Determination Date, in which case calculated as of such Determination Date) of the Net Yield for such date is greater than or equal to the percentage set forth in the left-hand column of the table below, and less than the percentage set forth in the middle column of the table below, an amount equal to the percentage set forth next to such percentages in the right-hand column of the table below:

Three-Month Average Net Yield
Greater Than Or Equal To	Less Than	Required Spread Account Percentage
5.5%		0.0%
5.0%	5.5%	3.0%
4.5%	5.0%	3.5%
4.0%	4.5%	4.0%
3.5%	4.0%	5.0%
3.0%	3.5%	6.0%
	3.0%	7.0%

provided, however, that for the purpose of determining the Required Spread Account Percentage for the first two Distribution Dates following the Closing Date, the three-month average of the Net Yield for the March 2004 Distribution Date will be deemed to be the average of 12.57%, 11.91% and the Net Yield for the Monthly Period immediately preceding the March 2004 Distribution Date (such average computed by totaling the three rates and dividing by three), and the three-month average of the Net Yield for the April 2004 Distribution Date will be deemed to be the average of 11.91% and the Net Yield for the two Monthly Periods immediately preceding the April 2004 Distribution Date (such average computed by totaling the three rates and dividing by three); provided, further, however, the Required Spread Account Percentage with respect to any Distribution Date will not be reduced from a higher Required Spread Account Percentage applicable to the immediately preceding Distribution Date unless the Net Yield calculated for such current Distribution Date and the two immediately preceding Distribution Dates each would have otherwise permitted at least such a reduction in the Required Spread Account Percentage (assuming that references to the three-month average Net Yield in the table above are deemed to refer to Net Yield), and may only be reduced by a single step increment from the Required Spread Account Percentage applicable to the immediately preceding Distribution Date.

        "Reset Date" shall mean each of (a) an Addition Date, (b) the date on which a Note Principal Balance Increase occurs, (c) the date of any increase or decrease (other than regularly scheduled redemptions or early redemptions but including any optional redemption in the principal balance of the Notes of any Series) in the note principal balance or allocation amount for a variable funding series, (d) any date on which a new Series is issued, (e) any date on which any funds are withdrawn from the Pre-Funding Account and (f) any date on which principal is paid on, or deposited into the applicable principal funding account on behalf of, the Notes of any Paired Series.

        "Revolving Period" shall mean the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Planned Redemption Period commences and (b) the close of business on the day immediately preceding the day the Early Redemption Period commences; provided, however, that the Revolving Period shall be temporarily suspended for the duration of any Limited Redemption Period.

        "Rolling Return on Average Managed Assets" shall mean, with respect to CompuCredit and any fiscal quarter, the ratio of (1) the cumulative dollar return on its managed assets for the immediately preceding four fiscal quarters divided by (2) its average managed assets for the immediately preceding four fiscal quarters.

        "Series 2001-One" shall mean the Series of Notes the terms of which are specified in the Series 2001-One Indenture Supplement.

        "Series 2001-One Indenture Supplement" shall mean the Indenture Supplement for Series 2001-One dated as of August 3, 2001, as supplemented by the Series 2001-One Supplemental Indenture Agreement and as such Indenture Supplement may be supplemented, amended or modified and in effect from time to time.

        "Series 2001-One Supplemental Indenture Agreement" means the Series 2001-One Supplemental Indenture Agreement, dated as of November 7, 2001, to the Series 2001-One Indenture Supplement between the Issuer, the Servicer and the Indenture Trustee, as amended by the First Amendment to the Series 2001-One Supplemental Indenture Agreement dated as of November 22, 2002 and as such agreement may be supplemented, amended or modified with the consent of the Administrative Agent and in effect from time to time.

        "Series 2003-One" shall mean the Series of Notes the terms of which are specified in the Series 2003-One Indenture Supplement.

        "Series 2003-One Indenture Supplement" shall mean the Indenture Supplement for Series 2003-One dated as of September 30, 2003.

        "Series 2004-One" shall mean the Series of Notes the terms of which are specified in this Supplement.

        "Series 2004-One Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to subsection 4.05(a)(viii) for such Distribution Date.

        "Series 2004-One Allocable Defaulted Amount" shall mean the Series Allocable Defaulted Amount with respect to Series 2004-One.

        "Series 2004-One Allocable Finance Charge Collections" shall mean the Series Allocable Finance Charge Collections with respect to Series 2004-One.

        "Series 2004-One Allocable Principal Collections" shall mean the Series Allocable Principal Collections with respect to Series 2004-One.

        "Series 2004-One Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 2004-One which shall be an amount equal to, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Series Adjusted Allocation Amount for Series 2004-One as of the last day of the immediately preceding Monthly Period plus the Series Required Transferor Amount as of such last day, and the denominator of which is the Trust Adjusted Allocation Amount plus the Required Transferor Amount as of such last day; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Series 2004-One Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

        "Series 2004-One Monthly Fees" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to subsections 4.05(a)(i), 4.05(a)(v) and 4.05(a)(xi).

        "Series 2004-One Monthly Interest" shall mean, with respect to any Distribution Date, the amounts payable pursuant to subsections 4.05(a)(ii), (iii), (iv) and (xii) for such Distribution Date.

        "Series 2004-One Note" shall mean a Class A Note, a Class B Note, a Class C Note or a Class D Note.

        "Series 2004-One Noteholder" shall mean a Class A Noteholder, a Class B Noteholder, a Class C Noteholder or a Class D Noteholder.

        "Series Allocation Amount" shall mean, for Series 2004-One, with respect to any date of determination, the Initial Note Principal Balance plus the aggregate principal amount of Note Principal Balance Increases, minus any payments of principal to the Series 2004-One Noteholders at any time other than during a Redemption Period, minus the Pre-Funding Allocation Adjustment, minus the Pre-Allocated Allocation Amount, but only for purposes of the definition of Series Adjusted Allocation Amount and Trust Adjusted Allocation Amount and only to the extent such terms are used in the definition of Series 2004-One Allocable Principal Collections (including as such term is used in the definition of Series 2004-One Allocation Percentage, but solely to the extent that the defined term Series 2004-One Allocation Percentage is used in the definition of Series 2004-One Allocable Principal Collections and Required Minimum Principal Balance (through the defined term Series Allocation Percentage as it relates to Series 2004-One)) and Fixed/Floating Allocation Percentage.

        "Series Default Amount" shall mean, with respect to any Monthly Period, an amount equal to the product of(a) the Series 2004-One Allocable Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

        "Series Finance Charge Collections" shall mean with respect to any Distribution Date, an amount equal to the product of (a) the Floating Allocation Percentage for the related Monthly Period and (b) the Series 2004-One Allocable Finance Charge Collections for the related Monthly Period.

        "Series Principal Shortfall" shall have the meaning specified in Section 4.10.

        "Series Required Transferor Amount" shall mean an amount equal to 0% of the Allocation Amount.

        "Servicing Base Amount" shall have the meaning specified in subsection 3.01(a).

        "Servicing Fee Rate" shall mean the percentage specified in Item 10(a) of Schedule 2.01 provided, that if an Early Redemption Event specified in subsection 6.01(c)(i) or 6.01(m) occurs and the Early Redemption Period begins and CompuCredit is replaced as Servicer by the Backup Servicer, then the Servicing Fee Rate shall be the percentage specified in Item 10(b) of Schedule 2.01.

        "Special Payment Date" shall mean each Distribution Date with respect to the Limited Redemption Period, the Planned Redemption Period or Early Redemption Period.

        "Spread Account" shall have the meaning specified in subsection 4.11(a).

        "Spread Account Draw Amount" shall have the meaning specified in subsection 4.11(c).

        "Spread Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Spread Account exceeds the Required Spread Account Amount.

        "Stated Maturity Date" shall mean the 42nd Distribution Date following the earlier to occur of (1) the start of the Planned Redemption Period and (2) the start of the Early Redemption Period.

        "Subordination Percentage" shall mean the percentage specified in Item 11 of Schedule 2.01.

        "Supplemental Percentage" shall mean the product of (a) 2% and (b) the number, if any, of the following events which have occurred as of any Transfer Date and have not been cured:

          (1)   the average of the Monthly Default Rates for any three consecutive Monthly Periods exceeds 19%;

          (2)   the average of the Monthly Delinquency Rates for any three consecutive Monthly Periods exceeds 13.5%;

          (3)   the average of the Monthly Payment Rates for any three consecutive Monthly Periods is less than 4.5%;

          (4)   the Trust Ineligible Receivables that are less than 61 days contractually past due as of the last day of the immediately preceding Monthly Period divided by the Principal Receivables as of the last day of the immediately preceding Monthly Period is less than 2%; and

          (5)   the weighted average FICO score of all of the Eligible Accounts for the immediately preceding Monthly Period is less than 580.

        If any event set forth in clauses (1) through (3) shall occur, such event shall be deemed cured only if, subsequent thereto, for three consecutive Monthly Periods the related three month average ratios or rates shall no longer exceed the ratios (with respect to clauses (1) and (2)) or be less than the rates (with respect to clause (3)) set forth in such clause. If the event set forth in clause (4) above shall occur, such event shall be deemed cured only if, subsequent thereto, the percentage determined in accordance with clause (4) above shall exceed 2% for three consecutive Monthly Periods. If the event set forth in clause (5) above shall occur, such event shall be deemed cured only if, subsequent thereto, the weighted average FICO score shall exceed 580 for three consecutive Monthly Periods. The Supplemental Percentage shall not decrease more than 2% per month following any such cure.

        "Supplemental Servicing Fee Rate" shall mean (1) with respect to any Distribution Date with respect to the Revolving Period, Limited Redemption Period or Planned Redemption Period, 0%, (2) with respect to any Distribution Date with respect to the Early Redemption Period if CompuCredit is not the Servicer, 0% and (3) with respect to any Distribution Date with respect to the Early Redemption Period if CompuCredit is the Servicer, 3.9%.

        "Term Series" shall mean a Series (other than Series 2001-One and Series 2004-One) issued out of the Trust in a public or private offering that is not a variable funding Series (i.e., a Series that permits the increase or decrease of the outstanding principal balance of the Notes of such Series during the Revolving Period of such Series).

        "Transaction Documents" shall have the meaning specified in the Note Purchase Agreement, but shall not include the Warrant Agreement.

        "Transfer" shall have the meaning specified in subsection 9.04(g).

        "Transferor Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used at any time with respect to Defaulted Receivables or with respect to Collections of Finance Charge Receivables or (b) the Fixed/Floating Allocation Percentage, when used at any time with respect to Collections of Principal Receivables.

        "Trust Ineligible Receivables" shall mean, with respect to any date of determination, an amount equal to the total receivables balance outstanding on Ineligible Receivables (without giving effect to Section 2.05 of the Transfer and Servicing Agreement) for such date of determination.

        "Unused Fee" shall have the meaning specified in the Note Purchase Agreement.

        "Warrant Agreement" shall mean the Warrant Agreement dated January 30, 2004 between CompuCredit and Merrill.

        "Warrants" shall have the meaning specified in the Warrant Agreement.

        "Yield Supplement Account" shall have the meaning set forth in subsection 4.15(a).

        "Yield Supplement Investment Proceeds" shall have the meaning set forth in subsection 4.15(b).

        (b)   The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation".

        (c)   The Corporate Financial Events and Rolling Return on Average Managed Assets computations shall be made without regard to: (1) any potential reductions in the Consolidated Total Equity of CompuCredit that may be caused by any potential future changes in GAAP that might affect the off-balance sheet classification of any securitization arrangement that CompuCredit has in place at December 31, 2003, and (2) any expenses associated with the Warrants to be issued to Merrill pursuant to the Warrant Agreement.

ARTICLE III

Servicing Fee and Interchange

        Section 3.01.    Servicing Compensation; Interchange.

        (a)    Servicing Fee.    The share of the Servicing Fee allocable to the Series 2004-One Noteholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (1) the Servicing Fee Rate and (2) (i) the Average Allocation Amount for the Monthly

Period preceding such Distribution Date, minus (ii) the product of the average daily amount, if any, on deposit in the Special Funding Account during the Monthly Period preceding such Distribution Date and the Series 2004-One Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (2) is referred to as the "Servicing Base Amount"). The remainder of the Servicing Fee shall be paid by the Issuer and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the related Supplements) and in no event shall the Indenture Trustee or the Series 2004-One Noteholders be liable for the share of the Servicing Fee to be paid by the Issuer or the Noteholders of any other Series.

        (b)    Supplemental Servicing Fee.    In addition to the Monthly Servicing Fee, there shall also be allocated to the Series 2004-One Noteholders a monthly supplemental servicing fee (the "Monthly Supplemental Servicing Fee"), which shall be equal to one-twelfth of the product of (1) the Supplemental Servicing Fee Rate and (2) the Servicing Base Amount. The Transferor shall pay to CompuCredit out of its own funds the amount of any Monthly Supplemental Servicing Fee that is not paid on any Distribution Date from Available Funds pursuant to subsection 4.05(a)(xi).

        (c)    Interchange.    On or before each Determination Date, the Servicer shall notify the Transferor and the Indenture Trustee in writing of the amount of Interchange to be included as Series 2004-One Allocable Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this subsection 3.01(c). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Servicer for the preceding Monthly Period, and (ii) the Series 2004-One Allocation Percentage for the preceding Monthly Period. On each Transfer Date, pursuant to the Transfer and Servicing Agreement, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in same day funds, the amount of Interchange to be so included as Series 2004-One Allocable Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of Series 2004-One Allocable Finance Charge Collections for all purposes of this Supplement and the Indenture.

ARTICLE IV

Rights of Series 2004-One Noteholders and
Allocation and Application of Collections

        Section 4.01.    Collections and Allocations.

        (a)    Allocations.    Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2004-One pursuant to Section 4.01 of the Transfer and Servicing Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group VIII) shall be allocated and distributed or reallocated as set forth in this Article.

        (b)    Payments to the Issuer.    The Servicer shall on any Business Day requested by the Issuer, withdraw from the Collection Account and pay to the Issuer for application as provided in the Trust Agreement the following amounts:

          (i)    an amount equal to the Transferor Percentage for the related Monthly Period of Series 2004-One Allocable Finance Charge Collections deposited in the Collection Account, but only if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Issuer on such date) exceeds zero; and

          (ii)   an amount equal to the Transferor Percentage for the related Monthly Period of Series 2004-One Allocable Principal Collections deposited in the Collection Account, but only if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Issuer on such date) exceeds zero.

        The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment for the reassignment of the Receivables and Participation Interests pursuant to Section 2.06 of the Transfer and Servicing Agreement, payment of the purchase price for the Series 2004-One Notes pursuant to Section 8.01 of the Transfer and Servicing Agreement, payment of the redemption price for the Series 2004-One Notes pursuant to Section 7.01 and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 5.05 of the Indenture.

        (c)   Allocations to the Series 2004-One Noteholders. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 2004-One Noteholders the following amounts as set forth below:

          (i)    Allocations of Finance Charge Collections.    The Servicer shall allocate to the Series 2004-One Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage and (B) the Series 2004-One Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date; provided, however, that after the date on which an amount of collections of Finance Charge Receivables equal to the sum of the amounts specified in subsections 4.05(a)(i) through (xii) have been deposited into the Collection Account and allocated to the Series 2004-One Noteholders (and, with respect to the amounts specified in subsection 4.05(a)(x), deposited into the Spread Account), such amount shall be paid to the Issuer for application pursuant to the Trust Agreement.

          (ii)    Allocations of Principal Collections.    The Servicer shall allocate to the Series 2004-One Noteholders the following amounts as set forth below:

            (w)    Allocations During the Revolving Period.    During the Revolving Period (A) an amount equal to the product of (I) the Subordination Percentage and (II) the Fixed/Floating Allocation Percentage and (III) the Series 2004-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2004-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that any such amount may be withdrawn from the Collection Account and paid to the Issuer for application pursuant to the Trust Agreement, but only if (i) the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and (ii) the Available Spread Account Amount is equal to or greater than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(x)); and (B) an amount equal to the product of (I) 100% minus the Subordination Percentage for the immediately preceding Monthly Period and (II) the Fixed/Floating Allocation Percentage and (III) the Series 2004-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be first, if on such Deposit Date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(x)), deposited into the Spread Account, second, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third, paid to the Issuer for application pursuant to the Trust Agreement on each Distribution Date; provided, however, that any such amount to be paid to the Issuer shall be paid to the Issuer only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

            (x)    Allocations During the Limited Redemption Period.    During the Limited Redemption Period, (A) an amount equal to the product of (I) the Required Class D Percentage for the immediately preceding Monthly Period and (II) the Fixed/Floating Allocation Percentage and (III) the Series 2004-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2004-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that any such amount may be withdrawn from the Collection Account and paid to the Issuer for application pursuant to the Trust Agreement on any Business Day requested by the Issuer, but only if (i) the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and (ii) the Available Spread Account Amount is equal to or greater than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(x)) and (B) an amount equal to the product of (I) 100% minus the Required Class D Percentage for the immediately preceding Monthly Period and (II) the Fixed/Floating Allocation Percentage and (III) the Series 2004-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2004-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that, with respect to clause (B) above, after the date on which an amount of such Collections equal to the Limited Redemption Amount has been deposited into the Collection Account and allocated to the Series 2004-One Noteholders, such amount shall be first, if on such Deposit Date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(x)), deposited into the Spread Account, second, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third paid to the Issuer for application pursuant to the Trust Agreement, but only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

            (y)    Allocations During the Planned Redemption Period.    During the Planned Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 2004-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be first paid to the Transferor in an amount not to exceed the product of (A) the Fixed/Floating Allocation Percentage, (B) the Series 2004-One Allocation Percentage and (C) the sum of (1) the amount of all newly created Principal Receivables that are required to be purchased by the Issuer on such Business Day and (2) the amount of all Principal Receivables created on a prior Business Day the purchase price of which was not paid by the Issuer on a prior Business Day pursuant to this clause (y), and second allocated to the Series 2004-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection

    Account and allocated to the Series 2004-One Noteholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Issuer for application pursuant to the Trust Agreement only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

            (z)    Allocations During the Early Redemption Period.    During the Early Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 2004-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2004-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2004-One Noteholders, any amounts in excess of such amounts shall be first, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Issuer for application pursuant to the Trust Agreement, but only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

        Section 4.02.    Determination of Class D Monthly Interest.

        The amount of monthly interest ("Class D Monthly Interest") distributable from the Collection Account with respect to the Class D Notes on any Distribution Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the immediately preceding Interest Period and the denominator of which is 360, times (B) the Class D Note Interest Rate and (ii) the Class D Average Note Principal Balance for the related Interest Period.

        Section 4.03.    Suspension of the Revolving Period and Limited Redemption Period.

        The Issuer may from time to time at its sole discretion, unless an Early Redemption Event or a Planned Redemption Event shall have occurred prior thereto, suspend the Revolving Period and cause a Limited Redemption Period to commence for one or more Monthly Periods by delivering to the Servicer, the Indenture Trustee and Merrill written notice at least three Business Days prior to the first day of the Monthly Period in which such Limited Redemption Period is scheduled to commence, which notice shall specify the Limited Redemption Amount for such Limited Redemption Period; provided, however, that any such Limited Redemption Amount shall be in a minimum amount of $1,000,000; provided further that the Issuer may not cause a Limited Redemption Period to commence unless, in the reasonable belief of the Issuer, such Limited Redemption Period would not result in the occurrence of an Early Redemption Event.

        Section 4.04.    Required Amounts.

        With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the amounts payable pursuant to subsections 4.05(a)(i), 4.05(a)(ii), 4.05(a)(v) and 4.05(a)(xi) for such Distribution Date exceed (y) the Available Funds for such Distribution Date available to fund such amounts. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class A Required Amount on the date of computation.

        With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, by which (x) the amounts payable pursuant to subsection 4.05(a)(iii) for such Distribution Date exceed (y) the Available Funds for such Distribution Date available to fund such amounts. In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class B Required Amount on the date of computation.

        With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class C Required Amount"), if any, by which (x) the amounts payable pursuant to subsections 4.05(a)(iv) for such Distribution Date exceed (y) the Available Funds for such Distribution Date available to fund such amounts. In the event that the Class C Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class C Required Amount on the date of computation.

        Section 4.05.    Application of Available Funds and Available Principal Collections.

        The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions.

        (a)   On each Distribution Date, an amount equal to the Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i)    an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.01 of the Transfer and Servicing Agreement);

          (ii)   an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Dare, shall be distributed to the Class A Noteholders on the applicable Distribution Date;

          (iii)  an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be distributed to the Class B Noteholders;

          (iv)  an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due not distributed to Class C Noteholders on a prior Distribution Date, plus the amount of Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not distributed to Class C Noteholders on a prior Distribution Date shall be distributed to Class C Noteholders;

          (v)   an amount equal to the Monthly Backup Servicer Fee for such Distribution Date, plus the amount of any Monthly Backup Servicer Fee previously due but not distributed to the Backup Servicer on a prior Distribution Date, shall be distributed to the Backup Servicer;

          (vi)  pro rata, based on the amount owed, (1) an amount equal to the accrued and unpaid Class A Costs shall be distributed to the Class A Noteholders, (2) an amount equal to the accrued and unpaid Class B Costs shall be distributed to the Class B Noteholders and (3) an amount equal to the accrued and unpaid Class C Costs shall be distributed to the Class C Noteholders;

          (vii) an amount equal to the Series Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (viii) an amount equal to the aggregate amount of Reduction Amounts and Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (ix)  if an Event of Default and acceleration of the maturity of the Series 2004-One Notes pursuant to Section 5.03 of the Indenture has occurred on or prior to such Distribution Date, an amount up to the Note Principal Balance on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (x)   on each Distribution Date prior to the date on which the Spread Account terminates pursuant to subsection 4.11(e), an amount up to the excess, if any, of the Required Spread Account Amount for such Distribution Date over the Available Spread Account Amount for such Distribution Date shall be deposited into the Spread Account;

          (xi)  an amount equal to the Monthly Supplemental Servicing Fee for such Distribution Date, plus the amount of any Monthly Supplemental Servicing Fee previously due but not distributed to CompuCredit on a prior Distribution Date, shall be distributed to CompuCredit;

          (xii) an amount equal to any Class D Monthly Interest for such Distribution Date plus the amount of any Class D Monthly Interest previously due but not distributed to Class D Noteholders on a prior Distribution Date, plus the amount of any Class D Additional Interest for such Distribution Date and any Class D Additional Interest previously due but not paid on a prior Distribution Date shall be distributed to the Class D Noteholders; and

          (xiii)   the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and shall be available for allocation to other Series or to the Issuer as described in Section 4.05 of the Transfer and Servicing Agreement.

        (b)   On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 4.02 of the Transfer and Servicing Agreement.

        (c)   On each Distribution Date with respect to the Limited Redemption Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

          (i)    pro rata based on the Note Principal Balance of each Class:

            (A)  an amount equal to the product of (1) the Required Class A Percentage and (2) the lesser of the Available Principal Collections and the Limited Redemption Amount shall be distributed to the Class A Noteholders;

            (B)  an amount equal to the product of (1) the Required Class B Percentage and (2) the lesser of the Available Principal Collections and the Limited Redemption Amount shall be distributed to the Class B Noteholders;

            (C)  an amount equal to the product of (1) the Required Class C Percentage and (2) the lesser of the Available Principal Collections and the Limited Redemption Amount shall be distributed to the Class C Noteholders;

            (D)  an amount equal to the product of (1) the Required Class D Percentage and (2) the lesser of the Available Principal Collections and the Limited Redemption Amount shall be distributed to the Class D Noteholders; and

          (ii)   the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.02 of the Transfer and Servicing Agreement.

        (d)   On each Distribution Date with respect to the Planned Redemption Period or the Early Redemption Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

          (i)    an amount up to the Class A Note Principal Balance shall be distributed to the Class A Noteholders;

          (ii)   for each Distribution Date beginning on the Distribution Date on which the Class A Note Principal Balance shall have been paid in full, an amount up to the Class B Note Principal Balance shall be distributed to the Class B Noteholders;

          (iii)  for each Distribution Date beginning on the Distribution Date on which the Class B Note Principal Balance shall have been paid in full, an amount up to the Class C Note Principal Balance shall be distributed to the Class C Noteholders;

          (iv)  for each Distribution Date beginning on the Distribution Date on which the Class C Note Principal Balance shall have been paid in full, an amount up to the Class D Note Principal Balance shall be distributed to the Class D Noteholders; and

          (v)   for each Distribution Date beginning on the Distribution Date on which the Class D Notes are paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.02 of the Transfer and Servicing Agreement.

        Section 4.06.    Defaulted Amounts; Reduction Amounts.

        On each Determination Date, the Servicer shall calculate the Series Default Amount for the related Distribution Date. If, on any Distribution Date, the Series Default Amount for the related Monthly Period exceeds the Available Funds allocated and available for that purpose pursuant to subsection 4.05(a)(vii) for such Distribution Date, the Allocation Amount (after giving effect to any reductions for Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount on such Distribution Date), will be reduced, subject to the succeeding sentence, by the amount of such excess (a "Reduction Amount"), but not by more than the Series Default Amount for such Distribution Date. In the event that such reduction would cause the Allocation Amount to be a negative number, the Allocation Amount shall be reduced to zero. Reduction Amounts shall thereafter be reimbursed and the Allocation Amount increased (but not by an amount in excess of the aggregate unreimbursed Reduction Amounts) on any Distribution Date by the amount of Available Funds allocated and available for that purpose pursuant to subsection 4.05(a)(viii).

        Section 4.07.    Reallocated Principal Collections.

        (a)   On each Distribution Date, the Servicer shall apply, or shall cause the Indenture Trustee to apply in accordance with the Monthly Servicer's Statement, Reallocated Principal Collections with respect to such Distribution Date, to fund the Class A Required Amount. On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class A Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.07(a) to an amount less than the Class A Note Principal Balance.

        (b)   On each Distribution Date the Servicer shall apply, or shall cause the Indenture Trustee to apply in accordance with the Monthly Servicer's Statement, Reallocated Principal Collections with respect to such Distribution Date, to fund the Class B Required Amount. On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class B Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.07(b) to an amount less than the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

        (c)   On each Distribution Date the Servicer shall apply, or shall cause the Indenture Trustee to apply in accordance with the Monthly Servicer's Statement, Reallocated Principal Collections with respect to such Distribution Date, to fund the Class C Required Amount. On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class C Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.07(c) to an amount less than the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

        (d)   Reallocated Principal Collections used to fund the Class A Required Amount, the Class B Required Amount and the Class C Required Amount shall thereafter be reimbursed, and the Allocation Amount increased (but not by an amount in excess of the aggregate unreimbursed Reallocated Principal Collections used to fund the Class A Required Amount, Class B Required Amount or the Class C Required Amount) on any Distribution Date by the amount of Available Funds allocated and available for that purpose pursuant to subsection 4.05(a)(viii).

        Section 4.08.    Excess Finance Charge Collections.

        Series 2004-One shall be an Excess Allocation Series. Subject to Section 4.05 of the Transfer and Servicing Agreement, Excess Finance Charge Collections with respect to all the Excess Allocation Series for any Distribution Date will be allocated to Series 2004-One in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2004-One for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series for such Distribution Date. The "Finance Charge Shortfall" for Series 2004-One for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.05(a)(i) through (xii) on such Distribution Date over (b) the Reallocated Series Finance Charge Collections for such Distribution Date.

        Section 4.09.    Reallocated Series Finance Charge Collections.

        (a)   That portion of Group VIII Series Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Series Finance Charge Collections for such Distribution Date will be allocated to Series 2004-One and will be distributed as set forth in this Supplement.

        (b)   Reallocated Series Finance Charge Collections with respect to any Distribution Date shall equal the sum of (i) the aggregate amount of Series 2004-One Monthly Interest, Series Default Amount, Series 2004-One Monthly Fees and Series 2004-One Additional Amounts for such Distribution Date and (ii) that portion of excess Group VIII Series Finance Charge Collections to be included in Reallocated Series Finance Charge Collections pursuant to subsection (c) hereof; provided, however, that if the amount of Group VIII Series Finance Charge Collections for such Distribution Date is less than the sum of (w) Group VIII Series Monthly Interest, (x) Group VIII Series Default Amount, (y) Group VIII Series Monthly Fees and (z) Group VIII Series Additional Amounts, then Reallocated

Series Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

          (A)  the product of (I) Group VIII Series Finance Charge Collections (up to the amount of Group VIII Series Monthly Interest) and (II) a fraction, the numerator of which is Series 2004-One Monthly Interest and the denominator of which is Group VIII Series Monthly Interest;

          (B)  the product of (I) Group VIII Series Finance Charge Collections less the amount of Group VIII Series Monthly Interest (such amount not less than zero) (up to the Group VIII Series Default Amount) and (II) a fraction, the numerator of which is the Series Default Amount and the denominator of which is the Group VIII Series Default Amount;

          (C)  the product of (I) Group VIII Series Finance Charge Collections less the sum of (i) Group VIII Series Monthly Interest and (ii) the Group VIII Series Default Amount (such amount not less than zero) (up to Group VIII Series Monthly Fees) and (II) a fraction, the numerator of which is Series 2004-One Monthly Fees and the denominator of which is Group VIII Series Monthly Fees; and

          (D)  the product of (I) Group VIII Series Finance Charge Collections less the sum of (i) Group VIII Series Monthly Interest, (ii) the Group VIII Series Default Amount and (iii) Group VIII Series Monthly Fees (such amount not less than zero) and (II) a fraction, the numerator of which is Series 2004-One Additional Amounts and the denominator of which is Group VIII Series Additional Amounts.

        (c)   If the amount of Group VIII Series Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group VIII Series Monthly Interest, (ii) Group VIII Series Default Amount, (iii) Group VIII Series Monthly Fees and (iv) Group VIII Series Additional Amounts, then Reallocated Series Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Allocation Amount as of the last day of the second preceding Monthly Period and the denominator of which is the sum of such Allocation Amount and the aggregate allocation amounts for all other Series included in Group VIII as of such last day.

        Section 4.10.    Shared Principal Collections.

        Subject to Section 4.02 of the Transfer and Servicing Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2004-One in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Series Principal Shortfall" will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero; (b) for any Distribution Date with respect to the Limited Redemption Period, the excess, if any, of the Limited Redemption Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to the Planned Redemption Period or the Early Redemption Period, the excess, if any, of the Allocation Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

        Section 4.11.    Spread Account.

        (a)   The Servicer shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, an Eligible Deposit Account (the "Spread Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Spread Account shall initially be established with the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee. If at any time the Spread Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which Merrill shall consent) establish a new Spread Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date prior to the termination of the Spread Account make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.05(a)(x).

        (b)   Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon (except with respect to investments on which the institution acting as the Indenture Trustee is an obligor). The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Indenture Trustee shall hold such Eligible Investments as provided in Section 6.15 of the Indenture. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be retained in the Spread Account (to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series 2004-One. Except as provided in the immediately preceding sentence with respect to investment earnings retained in the Spread Account, for purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Supplement, investment earnings on such funds shall be deemed not to be available or on deposit.

        (c)   In the event that for any Distribution Date (x) the sum of the amounts required pursuant to subsections 4.05(a)(i)through (vii) exceeds (y) the amount of Reallocated Series Finance Charge Collections and Excess Finance Charge Collections allocated to Series 2004-One (any such excess, the "Spread Account Draw Amount"), the Spread Account Draw Amount, up to the Available Spread Account Amount, shall be withdrawn from the Spread Account on the related Transfer Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer), deposited into the Collection Account and included in Available Funds for such Distribution Date. Notwithstanding anything else to the contrary in this Section 4.11, if an Event of Default shall have occurred with respect to Series 2004-One and the maturity of the Series 2004-One Notes shall have been accelerated under Section 5.03 of the Indenture, any amounts remaining on deposit in the Spread Account shall be applied to pay interest and principal on the Class A Notes, the Class B Notes and the Class C Notes as provided in Section 5.05 of the Indenture.

        (d)   Prior to the occurrence of an Event of Default with respect to the Series 2004-One Notes and acceleration of the maturity of the Series 2004-One Notes under Section 5.03 of the Indenture, but subject to the limitations contained below in this paragraph, in the event that the Spread Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Spread Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Spread Account and pay to the Issuer for distribution pursuant to the Trust Agreement, an amount equal to such Spread Account Surplus. Notwithstanding the foregoing, if a Spread Account Surplus exists as a result of a reduction in the Required Spread Account Percentage or the Supplemental Percentage, no amounts may be withdrawn from the Spread Account unless an auditor reasonably selected by Merrill performs an audit of Servicer reporting and Trust accounting. This audit may be waived by Merrill in its sole discretion. This audit shall be at the expense of the Transferor and shall not supercede Merrill's other audit rights set forth in the Note Purchase Agreement. If Merrill shall elect to conduct an audit pursuant to this subsection 4.11(d), the results of such audit shall be completed within 30 days following the Distribution Date in which the Spread Account Surplus first existed, and if such audit shall not be completed within such 30-day period, such Spread Account Surplus shall then be withdrawn from the Spread Account as provided above. The Transferor shall provide Merrill and its auditor with reasonable access to the required documents and facilities to enable the auditor to complete the audit within such 30-day period.

        (e)   Upon the earlier to occur of (i) the day on which the principal balance of the Class A Notes, the Class B Notes and the Class C Notes and all other accrued and unpaid amounts owing to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders pursuant to the Note Purchase Agreement are paid in full to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders and (ii) the termination of the Issuer pursuant to the Trust Agreement, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders which are payable from the Spread Account as provided herein, shall withdraw from the Spread Account and pay to the Issuer (or if the Issuer has been terminated, the Transferor) for application pursuant to the Trust Agreement all amounts, if any, on deposit in the Spread Account and the Spread Account shall be deemed to have terminated for purposes of this Supplement.

        Section 4.12.    Principal Amount Increases.

        (a)   Each of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders agree, by acceptance of their Class A Notes, Class B Notes and Class C Notes, that the Issuer may, from time to time prior to the commencement of the Planned Redemption Period or the Early Redemption Period, request upon three Business Days prior irrevocable written notice to each of the Indenture Trustee, the Servicer and the Class A Noteholders, the Class B Noteholders and the Class C Noteholders substantially in the form of Exhibit A to the Note Purchase Agreement that the Class A Noteholders, the Class B Noteholders and the Class C Noteholders fund increases in the outstanding principal balance of their Class A Notes, Class B Notes and Class C Notes in the specified amounts (each such amount, a "Class A Note Principal Balance Increase", "Class B Note Principal Balance Increase" and a "Class C Note Principal Balance Increase", respectively); provided, however, that any applicable conditions set forth in Sections 2.2(c) and 3.2 of the Note Purchase Agreement shall have been satisfied or waived as provided therein. The Class A Noteholders shall fund a Class A Note Principal Balance Increase, the Class B Noteholders shall fund a Class B Note Principal Balance Increase and the Class C Noteholders shall fund a Class C Note Principal Balance Increase, upon payment, in same day funds, to the Issuer of the amount of such Class A Note Principal Balance Increase, Class B Note Principal Balance Increase or Class C Note Principal Balance Increase, as

applicable, in accordance with the payment instructions specified in the notice delivered with respect to such Class A Note Principal Balance Increase, Class B Note Principal Balance Increase and Class C Note Principal Balance Increase.

        (b)   The Class D Noteholders agree, by acceptance of the Class D Notes, that the Issuer may from time to time, prior to the commencement of the Planned Redemption Period or the Early Redemption Period, request upon one Business Day prior written notice to each of the Indenture Trustee, the Servicer and the Class D Noteholders substantially in the form of Exhibit C that the Class D Noteholders fund increases in the outstanding principal balance of the Class D Notes (each such amount, a "Class D Note Principal Balance Increase"); provided, however, that (i) after giving effect to such Class D Note Principal Balance Increase, the Transferor Amount shall not be less than the Required Transferor Amount and (ii) after giving effect to such Class D Note Principal Balance Increase, (a) the product of the Transferor Amount and the Series 2004-One Allocation Percentage shall not be less than (b) the Series Required Transferor Amount. The Class D Noteholders shall fund such increase through a reduction of the Transferor Amount by the amount of such Class D Note Principal Balance Increase.

        (c)   The Issuer may on any Business Day permanently reduce the Maximum Principal Amount pursuant to and in accordance with Section 2.3 of the Note Purchase Agreement. Upon the date specified in the notice delivered pursuant to Section 2.3 of the Note Purchase Agreement, if the conditions set forth therein have been satisfied, the Maximum Principal Amount shall be reduced by the amount specified in such notice.

        (d)   No decrease in the outstanding principal balance of the Class A Notes, the Class B Notes or the Class C Notes pursuant to Section 4.03 shall limit the ability of the Issuer to increase the outstanding principal balance of the Class A Notes, the Class B Notes and the Class C Notes pursuant to subsection 4.12(a).

        Section 4.13.    Interest Rate Caps.

        (a)   The Issuer hereby covenants and agrees that, at any time LIBOR is greater than 6.0%, it shall obtain one or more Interest Rate Caps such that the Aggregate Interest Rate Caps Notional Amount equals or exceeds the Maximum Principal Amount. The Issuer hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Indenture Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders in all of the Issuer's right, title and interest now existing or hereafter arising in and to the Interest Rate Caps and all proceeds thereof, to secure its obligations hereunder to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Issuer hereby further agrees to authorize and execute all such instruments, documents and financing statements and amendments thereto and take all such further action requested by the Indenture Trustee to evidence and perfect the grant of a security interest in the Interest Rate Caps pursuant to this subsection 4.13(a). The Issuer agrees that each Interest Rate Cap shall provide for payments to the Indenture Trustee and that such payments shall be deposited into the Collection Account as provided for in the Monthly Servicer's Statement.

        (b)   In the event that any Interest Rate Cap Provider defaults in its obligation to make a payment to the Indenture Trustee under one or more Interest Rate Caps, the Indenture Trustee shall make a demand at the written direction of the Servicer on such Interest Rate Cap Provider, or any guarantor, if applicable, demanding payment by 12:30 p.m., New York time, on the date when due. The Indenture Trustee shall give notice at the written direction of the Servicer to the Class A Noteholders, Class B Noteholders and Class C Noteholders upon the continuing failure by any Interest Rate Cap Provider to perform its obligation during the two Business Days following a demand made by the Indenture Trustee on such Interest Rate Cap Provider, and shall take such action with respect to such continuing failure directed to be taken by the holders of more than 50% of the aggregate principal amount of the Class A Notes, the Class B Notes and the Class C Notes.

        (c)   In the event that either Rating Agency shall withdraw or downgrade its applicable rating of any Interest Rate Cap Provider below the applicable Required Rating, then within 30 days after the Issuer, the Transferor and the Servicer receive notice of such withdrawal or downgrade, either (x) the Interest Rate Cap Provider will enter into an arrangement the purpose of which shall be to assure performance by the Interest Rate Cap Provider of its obligations under its Interest Rate Cap(s); or (y) the Servicer shall use all commercially reasonable efforts on behalf of the Issuer to, at the Issuer's option, either (i) cause the Interest Rate Cap Provider to pledge securities in the manner provided by applicable law which shall be held by the Indenture Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Indenture Trustee a perfected first priority Lien in such securities securing the Interest Rate Cap Provider's performance of its obligations under the applicable Interest Rate Cap(s), or (ii) provided that a Replacement Interest Rate Cap meeting the requirements of subsection 4.13(d) has been obtained, direct the Indenture Trustee in writing (A) to provide written notice to the Interest Rate Cap Provider of its intention to terminate the applicable Interest Rate Cap(s) within such 30-day period and (B) to terminate the applicable Interest Rate Cap within such 30-day period, to request the payment to it of all amounts due to the Issuer under the applicable Interest Rate Cap(s) through the termination date and to deposit any such amounts so received, on the day of receipt, to the Collection Account for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders.

        (d)   Unless an alternative arrangement pursuant to clause (x) or (y)(i) of subsection 4.13(c) is being established, the Servicer shall, on behalf of the Issuer and at the expense of the applicable Interest Rate Cap Provider, use all commercially reasonable efforts to obtain a Replacement Interest Rate Cap meeting the requirements of this subsection 4.13(d) during the 30-day period referred to in subsection 4.13(c). The Indenture Trustee shall not terminate the applicable Interest Rate Cap(s) unless, prior to the expiration of the 30-day period referred to in subsection 4.13(c), the Issuer delivers to the Indenture Trustee (i) a Replacement Interest Rate Cap, and (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap.

        (e)   The Servicer shall notify the Indenture Trustee within five Business Days after obtaining knowledge that either Rating Agency's applicable rating of any Interest Rate Cap Provider has been withdrawn or reduced below the applicable Required Rating.

        (f)    Notwithstanding the foregoing, the Issuer may at any time obtain a Replacement Interest Rate Cap, provided that the Issuer delivers to the Indenture Trustee an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap.

        (g)   The Issuer shall sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

          (i)    the sum of the notional amounts of all Interest Rate Caps after giving effect to such sale shall equal or exceed the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance as of the date of such sale after giving effect to all payments and allocations made pursuant to this Supplement; and

          (ii)   the minimum notional amount denomination of any Interest Rate Cap to be sold is $1,000,000.

        The Servicer, on behalf of the Transferor, shall have the duty of obtaining a fair market value price for the sale of the Issuer's rights under any Interest Rate Cap, notifying the Indenture Trustee of prospective purchasers and bids, and selecting the purchaser of such Interest Rate Cap. The Indenture

Trustee upon receipt of the purchase price in the Collection Account shall execute all documentation necessary to effect the transfer of the Issuer's rights under the Interest Rate Cap and to release the Lien of the Indenture Trustee on the Interest Rate Cap and proceeds thereof to the extent of such sale. The Indenture Trustee shall have no liability for acting in accordance with the Servicer's instructions with respect to the sale of the Interest Rate Caps.

        (h)   Funds deposited in the Collection Account in respect of the sale of all or a portion of an Interest Rate Cap shall be applied as Available Principal Collections pursuant to this Supplement.

        Section 4.14.    Pre-Funding Account.

        (a)   The Servicer shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Deposit Account (the "Pre-Funding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Pre-Funding Account shall initially be established with the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Pre-Funding Account and in all proceeds thereof. The Pre-Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. If at any time the Pre-Funding Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which Merrill shall consent) establish a new Pre-Funding Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Pre-Funding Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Pre-Funding Account from time to time for the purposes set forth in this Supplement, and (ii) on a date on which a Note Principal Balance Increase occurs, if directed to by the Servicer, make a deposit into the Pre-Funding Account from the money received in payment of the purchase price for such Note Principal Balance Increase in the amount specified by the Servicer, equal to the least of (1) the sum of the Class A Note Principal Balance Increase, the Class B Note Principal Balance Increase and the Class C Note Principal Balance Increase, (2) the amount specified by the Servicer equal to the positive difference between the Note Principal Balance and the Allocation Amount (after giving effect to such Note Principal Balance Increase), and (3) unless a deposit to the Yield Supplement Account is made in connection with such deposit to the Pre-Funding Account, an amount equal to the product of (x) 0.10 and (y) the Note Principal Balance (after giving effect to such Note Principal Balance Increase).

        (b)   Funds on deposit in the Pre-Funding Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon, except with respect to investments on which the institution acting as the Indenture Trustee is an obligor. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. Funds on deposit in the Pre-Funding Account on any Transfer Date, after giving effect to any withdrawals from the Pre-Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Indenture Trustee shall hold such Eligible Investments as provided in Section 6.15 of the Indenture. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Pre-Funding Account ("Pre-Funding Investments Proceeds") shall be deposited in the Collection Account and treated as a portion of Available Funds for that Distribution Date. For purposes of determining the availability of funds or the balance in the Pre-Funding Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

        (c)   On any Deposit Date in a Monthly Period during the Revolving Period, the Servicer may withdraw from the Pre-Funding Account an amount not to exceed the least of (1) the positive difference, if any, between (I) the Transferor Amount and (II) the Required Transferor Amount, (2) the positive difference, if any, between (I) the total amount of Principal Receivables plus the amount of Collections of Principal Receivables on deposit in the Collection Account and (II) the Required Minimum Principal Balance minus, if a Paired Series has been designated pursuant to Section 9.08 and the related Paired Series Final Payment Date has not occurred, the aggregate amount of all principal payments made on, or deposited into the applicable principal funding account on behalf of, the Notes of such Paired Series, and (3) the amount on deposit in the Pre-Funding Account, and pay such amount to the Issuer for application pursuant to the Trust Agreement.

        (d)   If a Paired Series has been designated pursuant to Section 9.08 and the related Paired Series Final Payment Date has not occurred, at the instruction of the Transferor, on any Deposit Date in a Monthly Period during the Revolving Period, the Servicer may withdraw from the Pre-Funding Account an amount not to exceed the sum of (i) the positive difference between (I) the lesser of (x) the product of (1) the Series Allocation Percentage for such Paired Series, (2) the Fixed/Floating Allocation Percentage for such Paired Series and (3) the amount of Principal Receivables generated since the first day of such Monthly Period and (y) the product of (A) the percentage specified in Item 1 of Schedule 4.14 and (B) the amount of Principal Collections deposited in the Collection Account and allocated to such Paired Series pursuant to the applicable provisions of the Indenture Supplement for such Paired Series plus on the Distribution Date that occurs during such Monthly Period the amount of Shared Principal Collections allocated to such Paired Series plus the available funds (as such term is defined in the Indenture Supplement for such Paired Series) that pursuant to the applicable provisions in the Indenture Supplement for such Paired Series are treated as a portion of available principal collections (as such term is defined in the Indenture Supplement for such Paired Series), and (II) the amount previously withdrawn from the Pre-Funding Account since the first day of such Monthly Period and (ii) the total with respect to all previous Monthly Periods pursuant to which amounts have been deposited in the Pre-Funding Account in connection with such Paired Series, as of the last day of each such Monthly Period, of the positive difference between the amounts specified in clauses (I) and (II), after giving effect to all withdrawals from the Pre-Funding Account on such date, including pursuant to the immediately following sentence, and pay such amount to the Issuer for application pursuant to the Trust Agreement; provided that no such withdrawal shall be made from the Pre-Funding Account pursuant to this Section 4.14(d) unless, after giving effect to such withdrawal and all other withdrawals, deposits and adjustments to be made on such day pursuant to this Supplement, (1) the Transferor Amount would be equal to or greater than the Required Transferor Amount and (2) the total amount of Principal Receivables plus the amount of Collections of Principal Receivables on deposit in the Collection Account would be equal to or greater than the Required Minimum Principal Balance.

        (e)   In the event that there are funds on deposit in the Pre-Funding Account on the earlier to occur of (1) the first Distribution Date following the end of the Revolving Period, and (2) the second Distribution Date following the date on which the most recent Note Principal Balance Increase occurred, the Servicer shall cause the Indenture Trustee to apply all amounts on deposit in the Pre-Funding Account to the Paying Agent for pro rata payment of principal on the Class A Notes, the Class B Notes and the Class C Notes.

        Section 4.15.    Yield Supplement Account.

        (a)   The Servicer shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, an Eligible Deposit Account (the "Yield Supplement Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Yield Supplement Account shall initially be established with the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Yield Supplement Account and in all proceeds thereof. The Yield Supplement Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. If at any time the Yield Supplement Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Indenture Trustee shall consent) establish a new Yield Supplement Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Yield Supplement Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Yield Supplement Account on each Distribution Date on or prior to the termination of the Yield Supplement Account for the purposes set forth in this Supplement, and (ii) on the date of each Note Principal Balance Increase effected in connection with a Paired Series, if withdrawals will be made from the Pre-Funding Account pursuant to subsection 4.14(d) and otherwise at the written direction of the Transferor in its discretion, withdraw from the Pre-Funding Account and deposit in the Yield Supplement Account an amount equal to 0.50% of the sum of the Class A Note Principal Balance Increase, the Class B Note Principal Balance Increase and the Class C Note Principal Balance Increase.

        (b)   Funds on deposit in the Yield Supplement Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon, except with respect to investments on which the institution acting as the Indenture Trustee is an obligor. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. Funds on deposit in the Yield Supplement Account on any Transfer Date, after giving effect to any withdrawals from the Yield Supplement Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Indenture Trustee shall hold such Eligible Investments as provided in Section 6.15 of the Indenture. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Yield Supplement Account ("Yield Supplement Investment Proceeds") shall be deposited in the Collection Account and treated as a portion of Available Funds for such Distribution Date. For purposes of determining the availability of funds or the balance in the Yield Supplement Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

        (c)   On each Distribution Date with respect to the Revolving Period, if amounts are on deposit in the Yield Supplement Account, the Servicer shall cause the Indenture Trustee through written instruction to withdraw from the Yield Supplement Account and deposit in the Collection Account for application as Available Funds an amount equal to the product of (1) the percentage equivalent of a fraction, with respect to a specific deposit, the numerator of which is the amount withdrawn from the Pre-Funding Account during the related Monthly Period and the denominator of which is the total amount deposited into the Pre-Funding Account in connection with a Note Principal Balance Increase pursuant to which such deposit was made to the Yield Supplement Account and (2) the total amount of such deposit to the Yield Supplement Account.

        (d)   On the first Distribution Date with respect to the Planned Redemption Period or the Early Redemption Period, the Servicer shall cause the Indenture Trustee through written instruction to withdraw all amounts on deposit in the Yield Supplement Account and distribute such amount to the Paying Agent for pro rata payment of principal on the Class A Notes, the Class B Notes and the Class C Notes.

ARTICLE V

Distributions and Reports to
Series 2004-One Noteholders

        Section 5.01.    Distributions.

        (a)   On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicer's Statement, shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such Class A Noteholders' pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes and Class A Costs pursuant to this Supplement.

        (b)   On each Special Payment Date, the Paying Agent, in accordance with the Monthly Servicer's Statement, shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such Class A Noteholders' pro rata share of the amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class A Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Note Principal Balance on such date.

        (c)   On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicer's Statement, shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such Class B Noteholders' pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes and Class B Costs pursuant to this Supplement.

        (d)   On each Special Payment Date, the Paying Agent, in accordance with the Monthly Servicer's Statement, shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such Class B Noteholders' pro rata share of the amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Note Principal Balance on such date.

        (e)   On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicer's Statement, shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such Class C Noteholders' pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class C Notes and Class C Costs pursuant to this Supplement.

        (f)    On each Special Payment Date, the Paying Agent, in accordance with the Monthly Servicer's Statement, shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such Class C Noteholders' pro rata share of the amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class C Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class C Note Principal Balance on such date.

        (g)   On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicer's Statement, shall distribute to each Class D Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such Class D Noteholders' pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class D Notes pursuant to this Supplement.

        (h)   On each Special Payment Date, the Paying Agent, in accordance with the Monthly Servicer's Statement, shall distribute to each Class D Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such Class D Noteholders' pro rata share of the amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class D Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class D Note Principal Balance on such date.

        (i)    The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06 and 8.01 of the Transfer and Servicing Agreement and Section 5.05 of the Indenture and Section 8.01.

        (j)    Except as provided in Section 10.02 of the Indenture with respect to a final distribution, distributions to Series 2004-One Noteholders hereunder shall be made by wire transfer of same day funds to the account that has been designated by the applicable Noteholders not less than ten Business Days prior to such Distribution Date.

        Section 5.02.    Reports and Statements to Series 2004-One Noteholders.

        (a)   Not later than each Determination Date, the Servicer shall deliver to Merrill, the Indenture Trustee and the Paying Agent (i) a statement ("Monthly Servicer's Statement") substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form attached thereto.

        (b)   A copy of each statement or certificate provided pursuant to subsection 5.02(a) may be obtained by any Series 2004-One Noteholder by a request in writing to the Servicer.

        (c)   On or before January 31 of each calendar year, beginning with calendar year 2005, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2004-One Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2004-One Noteholders, as set forth in subsection 5.02(a) aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2004-One Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

ARTICLE VI

Early Redemption Events

        Section 6.01.    Early Redemption Events.

        If any one of the following events shall occur with respect to the Series 2004-One Notes:

        (a)   (i) failure on the part of the Transferor or the Issuer to make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Indenture or this Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure on the part of the Transferor duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Note Purchase Agreement or the CFC Receivables Purchase Agreement, or failure on the part of the Issuer duly to observe or perform any other covenants of the Issuer set forth in the Indenture, the Note Purchase Agreement or this Supplement, which failure has a material adverse effect on the Series 2004-One Noteholders and which continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor and the Issuer by the Indenture Trustee, or to the Transferor, the Issuer and the Indenture Trustee by Class A Noteholders, Class B Noteholders and Class C Noteholders holding not less than 50% of the outstanding principal balance of the sum of the Class A Notes, the Class B Notes and the Class C Notes;

        (b)   any representation or warranty made by (i) the Transferor in the Transfer and Servicing Agreement or the Note Purchase Agreement or (ii) the Issuer in the Indenture, the Note Purchase Agreement or this Supplement shall prove to have been incorrect when made or when delivered, which continues to be incorrect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor and the Issuer by the Indenture Trustee, or to the Transferor, the Issuer and the Indenture Trustee by Class A Noteholders, Class B Noteholders and Class C Noteholders holding not less than 50% of the outstanding principal balance of the sum of the Class A Notes, the Class B Notes and the Class C Notes and as a result of which the interests of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders are materially and adversely affected for such period; provided, however, that an Early Redemption Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor is treating the related Receivable as an Ineligible Receivable or has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

        (c)   (i) any Servicer Default shall occur or (ii) the Servicer shall fail to deliver the Monthly Servicer's Statement when required pursuant to subsection 5.02(a)(i) and such failure shall continue unremedied for a period of 30 days or more;

        (d)   the average Net Yield for any three consecutive Monthly Periods is reduced to a rate which is less than 3.0%;

        (e)   the Net Yield for any Monthly Period is reduced to a rate which is less than 2.0%;

        (f)    the average of the Monthly Payment Rates for any three consecutive Monthly Periods shall be less than 4.5%;

        (g)   the weighted average FICO score of all Eligible Accounts for the immediately preceding three Monthly Periods shall be less than 580;

        (h)   a Corporate Finance Event shall have occurred as of a fiscal quarter end and such Corporate Finance Event shall not have been cured by the next fiscal quarter end;

        (i)    the Indenture Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in such of the Receivables as shall constitute part of the Trust Estate;

        (j)    the failure to either extend the Affinity Card Agreement with Columbus Bank or enter into a suitable replacement agreement for the Affinity Card Agreement that is acceptable to Merrill by no later than December 31, 2005;

        (k)   if, on any date, the product of (i) the Floating Allocation Percentage, (ii) the Series 2004-One Allocation Percentage (using, if a Paired Series has been designated pursuant to Section 9.08 and its Paired Series Final Payment Date has not occurred, for purposes of Series 2003-One and any Paired Series, the Series Allocation Amount and Series Adjusted Allocation Amount used to calculate the Series Allocation Percentage for allocating Series Allocable Finance Charge Collections to each Series) and (iii) the sum of the Special Funding Amount, the amount on deposit in the Collection Account in respect of Collections of Principal Receivables and the total amount of Principal Receivables on such date, is less than the Allocation Amount on such date;

        (l)    the average of the Monthly Default Rates for any three consecutive Monthly Periods shall exceed 21%;

        (m)  without limiting any of the foregoing, the occurrence of an Event of Default with respect to Series 2004-One and acceleration of the maturity of the Series 2004-One Notes in accordance with Section 5.03 of the Indenture;

        (n)   the average of the Monthly Delinquency Rates for three consecutive Monthly Periods shall exceed 16.5%;

        (o)   (i) a Change of Control shall have occurred or (ii) CompuCredit or a successor thereto as a result of a merger or other transaction permitted under Section 6.02 of the Transfer and Servicing Agreement shall cease to own 100% of the issued and outstanding capital stock of the Transferor;

        (p)   (i) the failure of any Interest Rate Cap Provider to make any payment under an Interest Rate Cap within 30 days of the date such payment was due or (ii) following the withdrawal or reduction of the Required Rating of an Interest Rate Cap Provider, the failure of (x) the Interest Rate Cap Provider to enter into an arrangement satisfying the requirements of subsection 4.13(c)(x) or (y) the Issuer, to (i) cause the Interest Rate Cap Provider to pledge securities in accordance with subsection 4.13(c)(y)(i) or (ii) replace the Interest Rate Cap with a Replacement Interest Rate Cap, and such failure shall continue for a period of 30 days;

        (q)   failure on the part of the Transferor duly to designate additional Eligible Accounts within 10 days after it is required to designate such additional Eligible Accounts pursuant to subsection 2.09(e) of the Transfer and Servicing Agreement;

        (r)   an early redemption event relating to any other Series shall have occurred (other than an early redemption event occurring during the controlled accumulation period for such other Series relating to the diminution of net yield as a result of the negative arbitrage resulting from depositing amounts in a principal funding account);

        (s)   the Issuer shall not have entered into a Term Series within 18 months after the occurrence of a Planned Redemption Event, which term transaction shall reduce the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance to an amount equal to or less than the Adjusted Class A Maximum Principal Amount, the Adjusted Class B Maximum Principal Amount and the Adjusted Class C Maximum Principal Amount, respectively; or

        (t)    any material adverse change in the operations of the Issuer, the Transferor, the Servicer or an Account Owner, or any other event, which materially affects the Issuer's, the Transferor's, the Servicer's or an Account Owner's ability to either collect upon the Receivables or to perform thereunder, which has a material adverse effect on the Class A Noteholders, the Class B Noteholders or the Class C Noteholders;

then, in the case of any event described in subparagraph (a), (b) or (c), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Class A Notes, the Class B Notes and the Class C Notes evidencing more than 50% of the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance, by notice then given in writing to the Issuer, the Transferor, the Servicer and the Indenture Trustee, may declare that an Early Redemption Event has occurred with respect to Series 2004-One as of the date of such notice, and, in the case of any event described in subparagraph (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n), (o), (p), (q), (r), (s) or (t) shall occur with respect to Series 2004-One without any notice or other action on the part of the Indenture Trustee or the Series 2004-One Noteholders immediately upon the occurrence of such event.

ARTICLE VII

Optional Redemption; Series Termination

        Section 7.01.    Optional Redemption.

        (a)   On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the highest Note Principal Balance at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2004-One Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

        (b)   The Servicer shall give the Issuer, the Transferor and the Indenture Trustee at least 30 days' prior written notice of the date on which the Servicer intends to exercise such redemption option. The Issuer shall deposit the Redemption Amount into the Collection Account in same day funds and the Issuer shall initiate such deposit prior to 10:00 a.m. New York City time on such day. Such redemption option is subject to payment in full of the Redemption Amount. Following the deposit of the Redemption Amount into the Collection Amount in accordance with the foregoing, the Allocation Amount for Series 2004-One shall be reduced to zero and the Series 2004-One Noteholders shall have no further interest in the Trust Estate. The Redemption Amount shall be distributed as set forth in subsection 8.01(b).

        Section 7.02.    Stated Maturity Date.

        On the Stated Maturity Date, the right of the Series 2004-One Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture and Section 8.01.

ARTICLE VIII

Redemption of Series 2004-One Notes; Final Distributions

        Section 8.01.    Sale of Receivables or Redemption of the Notes pursuant to Section 2.06 or 8.01 of the Transfer and Servicing Agreement and Sections 5.05 and 5.18 of the Indenture and Section 7.01.

  (a)  (i) The amount to be paid by the Transferor with respect to Series 2004-One in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement shall equal the Redemption Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

          (ii)   The amount to be paid by the Transferor with respect to Series 2004-One in connection with a purchase of the Notes pursuant to Section 8.01 of the Transfer and Servicing Agreement shall equal the Redemption Amount for the Distribution Date of such purchase.

        (b)   With respect to the Redemption Amount deposited into the Collection Account pursuant to Section 7.01 or any amounts allocable to the Series 2004-One Notes deposited into the Collection Account pursuant to Sections 5.05 and 5.18 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 2:30 p.m., New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in same day funds: (1) the Class A Note Principal Balance on such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders and an amount equal to the sum of (A) the Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date, (C) any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (D) any Class A Costs due and unpaid shall be distributed to the Paying Agent for payment to the Class A Noteholders; (2) the Class B Note Principal Balance on such Distribution Date shall be distributed to the Paying Agent for payment to the Class B Noteholders and an amount equal to the sum of (A) the Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date, (C) any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date and (D) any Class B Costs due and unpaid shall be distributed to the Paying Agent for payment to the Class B Noteholders; (3) the Class C Note Principal Balance on such Distribution Date shall be distributed to the Paying Agent for payment to the Class C Noteholders and an amount equal to the sum of (A) the Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, (C) the amount of Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date and (D) any Class C Costs due and unpaid shall be distributed to the Paying Agent for payment to the Class C Noteholders; and (4) the Class D Note Principal Balance on such Distribution Date shall be distributed to the Paying Agent for payment to the Class D Noteholders and an amount equal to the sum of (A) the Class D Monthly Interest for such Distribution Date, (B) any Class D Monthly Interest previously due but not distributed to the Class D Noteholders on a prior Distribution Date and (C) the amount of Class D Additional Interest for such Distribution Date and any Class D Additional Interest previously due but not distributed to the Class D Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class D Noteholders.

        (c)   Notwithstanding anything to the contrary in this Supplement or the Indenture, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 2004-One Noteholders shall be deemed distributed in full to the Series 2004-One Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and the Series 2004-One Notes shall be deemed to be no longer Outstanding as such term is defined in Section 1.01 of the Indenture.

ARTICLE IX

Miscellaneous Provisions

        Section 9.01.    Ratification of Agreement.

        As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

        Section 9.02.    Counterparts.

        This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

        Section 9.03.    Governing Law.

        THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

        Section 9.04.    Tax Matters.

        (a)   Notwithstanding anything to the contrary herein, each of the Paying Agent, the Servicer or the Indenture Trustee shall be entitled to withhold for payment to the applicable Governmental Authority any amount that it determines in its sole discretion is required to be withheld pursuant to Section 1446 of the Code and such amount shall be deemed to have been paid for all purposes of the Indenture.

        (b)   Each of the Series 2004-One Noteholders other than a purchaser in a Repurchase Transaction agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Servicer and the Indenture Trustee (i) if such Series 2004-One Noteholder is created or organized in or under the laws of a jurisdiction outside the United States, two duly completed copies of the United States Internal Revenue Service Form W-8ECI or, if the Transferor in its sole discretion consents, Form W-8BEN claiming treaty benefits, or in either case successor applicable or required forms, (ii) if required by the Transferor, a duly completed copy of United States Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be reasonably required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Series 2004-One Noteholder other than a purchaser in a Repurchase Transaction agrees to provide to the Servicer and Indenture Trustee, like additional subsequent duly completed forms (subject to like consent) satisfactory to the Servicer and Indenture Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or Indenture Trustee. Each Series 2004-One Noteholder other than a purchaser in a Repurchase Transaction certifies, represents and warrants that as of the date of this Agreement, or in the case of such a Series 2004-One Noteholder which is an assignee as of the date of such Note Assignment, that it is entitled (x) to receive payments under this Supplement without deduction or withholding (other than pursuant to Section 1446 of the Code, if applicable) of any United States federal income taxes and (y) to an exemption from United States backup withholding tax. Each such Series 2004-One Noteholder other than a purchaser in a Repurchase Transaction represents and warrants that it shall pay any taxes imposed on such Series 2004-One Noteholder attributable to its interest in the Series 2004-One Notes.

        (c)   Each Series 2004-One Noteholder other than a purchaser in a Repurchase Transaction agrees with the Transferor that: (a) such Series 2004-One Noteholder will deliver to the Transferor on or before the Closing Date or the effective date of any participation or Note Assignment a letter (an "Investment Letter") in the form of Exhibit D, executed by such assignee Series 2004-One Noteholder, in the case of a Note Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Series 2004-One Noteholder or Participant of a portion of an interest relating to the Series 2004-One Note and (b) all of the statements made by such Series 2004-One Noteholder or Participant, as applicable, in its Investment Letter shall be true and correct as of the date made.

        (d)   Each Series 2004-One Noteholder other than a purchaser in a Repurchase Transaction, by its holding of an interest in the Series 2004-One Notes, hereby severally represents, warrants and covenants, and each Series 2004-One Noteholder other than a purchaser in a Repurchase Transaction that acquires an interest in the Series 2004-One Notes by Note Assignment shall be deemed to have severally represented, warranted and covenanted upon such Note Assignment that: (i) such Series 2004-One Noteholder has not acquired and shall not sell, trade or transfer any interest in the Series 2004-One Notes, nor cause any interest in the Series 2004-One Notes to be marketed, on or through either (A) an "established securities market (or the substantial equivalent thereof)" within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Series 2004-One Notes are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Series 2004-One Notes and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others), and (ii) unless the Transferor consents otherwise, such Series 2004-One Noteholder (A) is properly classified as, and shall remain classified as, a "corporation" as described in Section 7701(a)(3) of the Code and (B) is not, and shall not become, an "S corporation" as described in Section 1361 of the Code. Each Series 2004-One Noteholder other than a purchaser in a Repurchase Transaction represents, warrants and covenants that it shall (A) cause each of its Participants otherwise permitted hereunder to make representations, warranties and covenants similar to the foregoing for the benefit of the Transferor and the Issuer at the time such Participant becomes a Participant and (B) forward a copy of such representations, warranties and covenants to the Indenture Trustee. In the event of any breach of the representation, warranty and covenant of a Series 2004-One Noteholder or its Participant that such Series 2004-One Noteholder or participant shall remain classified as a corporation other than an S corporation, such Series 2004-One Noteholder shall notify the Transferor promptly upon such Series 2004-One Noteholder's becoming aware of such breach, and thereupon the Series 2004-One Noteholder hereby agrees to use reasonable efforts to procure a replacement investor which is acceptable to the Transferor not so affected to replace such affected Series 2004-One Noteholder. In any such event, the Transferor shall also have the right to procure a replacement investor. Each affected Series 2004-One Noteholder hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Series 2004-One Noteholder other than a purchaser in a Repurchase Transaction which has a Participant which has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation hereby agrees (without limiting the right of the Transferor to procure a replacement investor for such Series 2004-One Noteholder as provided above in this paragraph) to notify the Transferor of such breach promptly upon such Series 2004-One Noteholder's becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is acceptable to the Transferor to replace any such Participant.

        (e)   Subject to the provisions of subsection (g), each Series 2004-One Noteholder may at any time sell, assign or otherwise transfer, to the extent of such Series 2004-One Noteholder's interest in the Series 2004-One Notes (each, a "Note Assignment"), to any Person to which the Transferor may consent, which consent shall not be unreasonably withheld (it being understood that such consent shall be considered to be withheld reasonably on the basis that following such proposed Note Assignment the number of Private Holders would exceed 80 or the Issuer would otherwise be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code), all or part of its interest in the Series 2004-One Notes; provided, however, that any Note Assignment shall be void unless (i) the minimum amount of such Note Assignment shall be $5,000,000, (ii) such assignee Series 2004-One Noteholder shall comply with this Section 9.04 and shall have delivered to the Indenture Trustee, prior to the effectiveness of such Note Assignment, a copy of an agreement under which such assignee Series 2004-One Noteholder has made the representations, warranties and covenants required to be made pursuant to this Section 9.04, (iii) following the Note Assignment there shall not be in the aggregate more than the number set forth in Item 1 of Schedule 9.04 of beneficial owners of an interest or Participants holding an interest in the Class A Notes, the Class B Notes or the Class C Notes, and (iv) such proposed assignee shall provide the forms described in clauses (i), (ii) and (iii) of subsection 9.04(b) (subject to the Transferor's consent, as applicable and as set forth therein) in the manner described therein. In connection with any Note Assignment, the assignor Series 2004-One Noteholder shall request in writing to the Indenture Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor (the Transferor shall respond to any such request within ten Business Days after its receipt and the Transferor will not unreasonably withhold such consent) it being understood that the obtaining of such consent is a condition to the effectiveness of the Note Assignment. Each assignee Series 2004-One Noteholder is subject to the terms and conditions of subsection 9.04(b) on an ongoing basis and hereby makes the certifications, representations and warranties contained therein.

        (f)    Subject to the provisions of subsection (g), any Series 2004-One Noteholder may at any time grant a participation in all or part (but not less than $20,000) of its interest in Series 2004-One Notes to any Person to whom the Transferor may consent (each such Person, a "Participant"), which consent shall not be unreasonably withheld (it being understood that such consent shall be considered to be withheld reasonably on the basis that following such proposed participation the number of Private Holders would exceed 80 or the Issuer would otherwise be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to section 7704 of the Code); provided, however, that such participation shall be void, unless (i) such Participant complies with the applicable provisions of this Section 9.04, (ii) such Series 2004-One Noteholder delivers to the Indenture Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to this Section and (iii) there shall not be more than the number set forth in Item 1 of Schedule 9.04 of beneficial owners of an interest or Participants holding an interest in the Class A Notes, the Class B Notes or the Class C Notes after giving effect to such participation. In connection with the granting of any such participation to any Person, the granting Series 2004-One Noteholder shall provide a written request to the Indenture Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor to the granting of the specified interest to any identified prospective Participant. The Transferor shall respond to any such request within ten Business Days after its receipt, it being understood that the obtaining of such consent is a condition to the effectiveness of a participation. Each Series 2004-One Noteholder hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Series 2004-One Noteholder's direct obligations hereunder and that the Transferor shall have no obligation to have any communication or relationship whatsoever with any Participant of such Series 2004-One Noteholder in order to enforce the obligations of such Series 2004-One Noteholder hereunder. Each Series 2004-One Noteholder shall promptly notify the Indenture Trustee (which shall promptly notify the Transferor) in writing of the identity and interest of each Participant upon any such disposition. As a condition of granting any participation, the Series 2004-One Noteholder hereby agrees to deliver to the Transferor a certification of the proposed Participant pursuant to which the Participant certifies, represents and warrants that (i) such Participant is entitled to (x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax, (ii) prior to the date on which the first interest payment is due to the Participant, such Series 2004-One Noteholder will provide to the Servicer and Indenture Trustee, the forms described in clauses (i), (ii) and (iii) of subsection 9.04(b) (subject to the Transferor's consent, as applicable and as set forth therein) as though the Participant were a Series 2004-One Noteholder, (iii) such Series 2004-One Noteholder similarly will provide subsequent forms as described in subsection 9.04(b) with respect to such Participant as though it were a Series 2004-One Noteholder, and (iv) such Participant will pay any taxes imposed on its participation interest in the Series 2004-One Notes.

        (g)   Except (i) as provided in subsections (e) and (f) above and (ii) in connection with any pledge to any Federal Reserve Bank to secure any obligation of a Series 2004-One Noteholder, no Series 2004-One Noteholder may sell, transfer, assign, exchange, participate or otherwise convey or pledge, hypothecate, rehypothecate, or otherwise grant a security interest (each, a "Transfer") other than pursuant to a Repurchase Transaction (provided that the aggregate number of beneficial owners, Participants or record owners of the Class A Notes, Class B Notes or Class C Notes shall not at any time exceed the number set forth in Item 1 of Scheduled 9.04) in a Series 2004-One Note and any Transfer shall be void. For the avoidance of doubt, a purchaser in a Repurchase Transaction shall not constitute a beneficial owner or a Participant for purposes of this Section 9.04, but shall constitute a record owner.

        Section 9.05.    Transfer of Class D Notes.    Any transfer of the Class D Notes shall be subject to delivery to the Indenture Trustee of a Tax Opinion with respect to such transfer.

        Section 9.06.    Limitation of Owner Trustee Liability.

        It is expressly understood and agreed by the parties that (a) this Supplement is executed and delivered by Wilmington Trust FSB, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer or Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust FSB but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust FSB, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or Owner Trustee under this Agreement or any other related documents.

        Section 9.07.    Limitation of Indenture Trustee Liability.

        It is expressly understood and agreed by the parties that with respect to the execution of this Supplement by The Bank of New York (a) this Supplement is executed and delivered by The Bank of New York, not individually or personally, but solely as Indenture Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Indenture, (b) nothing herein contained shall be construed as creating any liability on The Bank of New York, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (c) under no circumstances shall The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other related documents.

        Section 9.08.    Paired Series.

        The Transferor may, as long as no Planned Redemption Event or Early Redemption Event shall have occurred, designate a Series (other than Series 2001-One and Series 2003-One) that will begin its scheduled Redemption Period (as such term is defined in the Indenture) within 60 days as a paired Series (each, a "Paired Series"). The Transferor shall send written notice of such designation to the Indenture Trustee, the Servicer and Merrill no more than 60 days nor less than 30 days prior to the scheduled start of the Redemption Period (as such term is defined in the Indenture) for such Paired Series. Each such written designation shall include an Officer's Certificate of the Transferor to the effect that the Transferor reasonably believes that such designation will not, based on the facts known to the Person executing such Officer's Certificate, result in the occurrence of a Default or an Early Redemption Event for any Series outstanding (including Series 2004-One). Notwithstanding the foregoing, Series 2001-One shall be a Paired Series from and after the date on which the Notes issued pursuant to the Series 2003-One Indenture Supplement are retired.

        IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST,
Issuer
By:	WILMINGTON TRUST FSB
not in its individual capacity, but solely as Owner Trustee
By:	Name: Title:
THE BANK OF NEW YORK,
not in its individual capacity, but solely as Indenture Trustee
By:	Name: Title:
COMPUCREDIT CORPORATION,
Servicer
By:	Name: Title:

[Signature Page to Series 2004-One Indenture Supplement]

EXHIBIT A-1

FORM OF
CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

        THIS CLASS A NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS A NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO ANY PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN COMPLIANCE WITH RULE 144A OR A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN. NONE OF THE ISSUER, THE TRANSFEROR, THE SERVICER, THE PAYING AGENT, NOTE REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS A NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

        EACH PURCHASER REPRESENTS AND WARRANTS, FOR THE BENEFIT OF COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST AND COMPUCREDIT FUNDING CORP., THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, (2) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY (UNLESS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

        NEITHER THIS CLASS A NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

        ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS A NOTE IS SUBJECT TO THE PROVISIONS OF THE INDENTURE AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, INCLUDING SECTION 9.04 OF THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN.

        THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS A NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS A NOTE MAY BE INCREASED AT THE REQUEST OF THE ISSUER SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS A NOTES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A NOTE MAY BE DIFFERENT FROM THE INITIAL OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS A NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS A NOTES, THE INDENTURE TRUSTEE IS THE BANK OF NEW YORK.

A-1-1

REGISTERED	INITIAL OUTSTANDING PRINCIPAL BALANCE
No. R-	$ (1)

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-ONE

CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

        CompuCredit Credit Card Master Note Business Trust (herein referred to as the "Issuer" or the "Trust"), a Nevada business trust governed by a Trust Agreement dated as of July 14, 2000, as amended, for value received, hereby promises to pay to                        , or registered assigns, subject to the following provisions, the principal sum of                        DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Stated Maturity Date, except as otherwise provided below or in the Indenture Supplement. The Issuer will pay interest on the unpaid principal amount of this Note in an amount equal to the Class A Monthly Interest on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed as provided in the Note Purchase Agreement. Principal of this Note shall be paid in the manner specified on the reverse hereof.

        The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

(1) Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

A-1-2

        IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer
By:	WILMINGTON TRUST FSB, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:	Name: Title:

Dated: January 30, 2004

A-1-3

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK, not in its individual capacity, but solely as Indenture Trustee
By:	Authorized Signatory

A-1-4

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-One

CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

Summary of Terms and Conditions

        This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as CompuCredit Credit Card Master Note Business Trust, Series 2004-One (the "Series 2004-One Notes"), issued under a Master Indenture, dated as of July 14, 2000 (as amended, the "Master Indenture"), among the Issuer, CompuCredit Corporation, as Servicer (the "Servicer") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2004-One Indenture Supplement, dated as of January 30, 2004 (as amended, the "Indenture Supplement"), among the Issuer, the Servicer and the Indenture Trustee and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Series 2004-One Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

        The Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

        The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

        This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

        The Class A Initial Note Principal Balance is $                        . The Class A Note Principal Balance on any date will be an amount equal to (a) the Class A Initial Note Principal Balance, plus (b) the total amount of Class A Note Principal Balance Increases made on or prior to such date, minus (c) the total amount of principal payments made on the Class A Notes on or prior to such date.

        The Stated Maturity Date is the 42nd Distribution Date following the earlier to occur of (1) the start of the Planned Redemption Period and (2) the start of the Early Redemption Period. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

        Subject to the terms and conditions of the Indenture and the Trust Agreement, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of Notes.

        On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2004-One Noteholders shall be made by (i) wire transfer to each Series 2004-One Noteholder at the account specified by the Class A Noteholder to the Indenture Trustee and the Servicer and (ii) without presentation or surrender of any Series 2004-One Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final

A-1-5

distribution delivered by the Indenture Trustee to the Series 2004-One Noteholders in accordance with the Indenture.

        On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the highest Note Principal Balance at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2004-One Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

        This Class A Note does not represent an obligation of, or an interest in or the assets of, the Transferor, the Servicer or any Affiliate thereof.

        Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

        Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Note Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Note Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

        As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Note Registrar. No service charge may be imposed for any such exchange but the Issuer or Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

        THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-1-6

ASSIGNMENT

Social Security or other identifying number of assignee

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                        , attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		(2)
Signature Guaranteed:

(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-7

EXHIBIT A-2

FORM OF
CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

        THIS CLASS B NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS B NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO ANY PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN COMPLIANCE WITH RULE 144A OR A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN. NONE OF THE ISSUER, THE TRANSFEROR, THE SERVICER, THE PAYING AGENT, NOTE REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS B NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

        EACH PURCHASER REPRESENTS AND WARRANTS, FOR THE BENEFIT OF COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST AND COMPUCREDIT FUNDING CORP., THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, (2) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY (UNLESS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

        NEITHER THIS CLASS B NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

        ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS B NOTE IS SUBJECT TO THE PROVISIONS OF THE INDENTURE AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, INCLUDING SECTION 9.04 OF THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN.

        THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS B NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS B NOTE MAY BE INCREASED AT THE REQUEST OF THE ISSUER SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS B NOTES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B NOTE MAY BE DIFFERENT FROM THE INITIAL OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS B NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS B NOTES, THE INDENTURE TRUSTEE IS THE BANK OF NEW YORK.

A-2-1

REGISTERED	INITIAL OUTSTANDING PRINCIPAL BALANCE
No. R-	$ (3)

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-ONE

CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

        CompuCredit Credit Card Master Note Business Trust (herein referred to as the "Issuer" or the "Trust"), a Nevada business trust governed by a Trust Agreement dated as of July 14, 2000, as amended, for value received, hereby promises to pay to                        , or registered assigns, subject to the following provisions, the principal sum of                        DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Stated Maturity Date, except as otherwise provided below or in the Indenture Supplement. The Issuer will pay interest on the unpaid principal amount of this Note in an amount equal to the Class B Monthly Interest on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed as provided in the Note Purchase Agreement. Principal of this Note shall be paid in the manner specified on the reverse hereof.

        The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

        THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

(3) Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

A-2-2

        IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer
By:	WILMINGTON TRUST FSB, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:	Name: Title:

Dated: January 30, 2004

A-2-3

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK, not in its individual capacity, but solely as Indenture Trustee
By:	Authorized Signatory

A-2-4

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-One

CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

Summary of Terms and Conditions

        This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as CompuCredit Credit Card Master Note Business Trust, Series 2004-One (the "Series 2004-One Notes"), issued under a Master Indenture, dated as of July 14, 2000 (as amended, the "Master Indenture"), among the Issuer, CompuCredit Corporation, as Servicer (the "Servicer") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2004-One Indenture Supplement, dated as of January 30, 2004 (as amended, the "Indenture Supplement"), among the Issuer, the Servicer and the Indenture Trustee and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Series 2004-One Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

        The Class A Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

        The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

        This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

        The Class B Initial Note Principal Balance is $                        . The Class B Note Principal Balance on any date will be an amount equal to (a) the Class B Initial Note Principal Balance, plus (b) the total amount of Class B Note Principal Balance Increases made on or prior to such date, minus (c) the total amount of principal payments made on the Class B Notes on or prior to such date.

        The Stated Maturity Date is the 42nd Distribution Date following the earlier to occur of (1) the start of the Planned Redemption Period and (2) the start of the Early Redemption Period. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

        Subject to the terms and conditions of the Indenture and the Trust Agreement, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of Notes.

        On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2004-One Noteholders shall be made by (i) wire transfer to each Series 2004-One Noteholder at the account specified by the Class B Noteholder to the Indenture Trustee and the Servicer and (ii) without presentation or surrender of any Series 2004-One Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final

A-2-5

distribution delivered by the Indenture Trustee to the Series 2004-One Noteholders in accordance with the Indenture.

        On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the highest Note Principal Balance at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2004-One Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

        This Class B Note does not represent an obligation of, or an interest in or the assets of, the Transferor, the Servicer or any Affiliate thereof.

        Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

        Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Note Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Note Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

        As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Note Registrar. No service charge may be imposed for any such exchange but the Issuer or Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

        THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-2-6

ASSIGNMENT

Social Security or other identifying number of assignee

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                        , attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		(4)
Signature Guaranteed:

(4) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-2-7

EXHIBIT A-3

FORM OF
CLASS C FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

        THIS CLASS C NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS C NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO ANY PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN COMPLIANCE WITH RULE 144A OR A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN. NONE OF THE ISSUER, THE TRANSFEROR, THE SERVICER, THE PAYING AGENT, NOTE REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS C NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

        EACH PURCHASER REPRESENTS AND WARRANTS, FOR THE BENEFIT OF COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST AND COMPUCREDIT FUNDING CORP., THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, (2) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY (UNLESS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

        NEITHER THIS CLASS C NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

        ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS C NOTE IS SUBJECT TO THE PROVISIONS OF THE INDENTURE AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, INCLUDING SECTION 9.04 OF THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN.

        THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS C NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS C NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS C NOTE MAY BE INCREASED AT THE REQUEST OF THE ISSUER SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS C NOTES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS C NOTE MAY BE DIFFERENT FROM THE INITIAL OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS C NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS C NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS C NOTES, THE INDENTURE TRUSTEE IS THE BANK OF NEW YORK.

A-3-1

REGISTERED	INITIAL OUTSTANDING PRINCIPAL BALANCE
No. R-	$ (5)

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-ONE

CLASS C FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

        CompuCredit Credit Card Master Note Business Trust (herein referred to as the "Issuer" or the "Trust"), a Nevada business trust governed by a Trust Agreement dated as of July 14, 2000, as amended, for value received, hereby promises to pay to                        , or registered assigns, subject to the following provisions, the principal sum of                        DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Stated Maturity Date, except as otherwise provided below or in the Indenture Supplement. The Issuer will pay interest on the unpaid principal amount of this Note in an amount equal to the Class C Monthly Interest on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed as provided in the Note Purchase Agreement. Principal of this Note shall be paid in the manner specified on the reverse hereof.

        The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

        THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

(5) Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

A-3-2

        IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer
By:	WILMINGTON TRUST FSB, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:	Name: Title:

Dated: January 30, 2004

A-3-3

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK, not in its individual capacity, but solely as Indenture Trustee
By:	Authorized Signatory

A-3-4

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-One

CLASS C FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

Summary of Terms and Conditions

        This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as CompuCredit Credit Card Master Note Business Trust, Series 2004-One (the "Series 2004-One Notes"), issued under a Master Indenture, dated as of July 14, 2000 (as amended, the "Master Indenture"), among the Issuer, CompuCredit Corporation, as Servicer (the "Servicer") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2004-One Indenture Supplement, dated as of January 30, 2004 (as amended, the "Indenture Supplement"), among the Issuer, the Servicer and the Indenture Trustee and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Series 2004-One Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

        The Class A Notes, the Class B Notes and the Class D Notes will also be issued under the Indenture.

        The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

        This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

        The Class C Initial Note Principal Balance is $                        . The Class C Note Principal Balance on any date will be an amount equal to (a) the Class C Initial Note Principal Balance, plus (b) the total amount of Class C Note Principal Balance Increases made on or prior to such date, minus (c) the total amount of principal payments made on the Class C Notes on or prior to such date.

        The Stated Maturity Date is the 42nd Distribution Date following the earlier to occur of (1) the start of the Planned Redemption Period and (2) the start of the Early Redemption Period. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

        Subject to the terms and conditions of the Indenture and the Trust Agreement, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of Notes.

        On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2004-One Noteholders shall be made by (i) wire transfer to each Series 2004-One Noteholder at the account specified by the Class C Noteholder to the Indenture Trustee and the Servicer and (ii) without presentation or surrender of any Series 2004-One Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final

A-3-5

distribution delivered by the Indenture Trustee to the Series 2004-One Noteholders in accordance with the Indenture.

        On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the highest Note Principal Balance at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2004-One Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

        This Class C Note does not represent an obligation of, or an interest in or the assets of, the Transferor, the Servicer or any Affiliate thereof.

        Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

        Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Note Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Note Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

        As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Note Registrar. No service charge may be imposed for any such exchange but the Issuer or Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

        THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-3-6

ASSIGNMENT

Social Security or other identifying number of assignee

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                        , attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		(6)
Signature Guaranteed:

(6) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-3-7

EXHIBIT A-4

FORM OF
CLASS D ASSET BACKED VARIABLE FUNDING NOTE

        THIS CLASS D NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS D NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO ANY PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN COMPLIANCE WITH RULE 144A OR A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT REFERRED TO HEREIN. NONE OF THE ISSUER, THE TRANSFEROR, THE SERVICER, THE PAYING AGENT, NOTE REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS D NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

        EACH PURCHASER REPRESENTS AND WARRANTS, FOR THE BENEFIT OF COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST AND COMPUCREDIT FUNDING CORP., THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, (2) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY (UNLESS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

        NEITHER THIS CLASS D NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

        ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS D NOTE IS SUBJECT TO THE PROVISIONS OF THE INDENTURE AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, INCLUDING SECTION 9.04 OF THE SERIES 2004-ONE INDENTURE SUPPLEMENT.

        THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS D NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS D NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS D NOTE MAY BE INCREASED AT THE REQUEST OF THE ISSUER SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS D NOTES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS D NOTE MAY BE DIFFERENT FROM THE INITIAL OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS D NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS D NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS D NOTES, THE INDENTURE TRUSTEE IS THE BANK OF NEW YORK.

A-4-1

REGISTERED	INITIAL OUTSTANDING PRINCIPAL BALANCE
No. R-	$ (7)

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-ONE

CLASS D ASSET BACKED VARIABLE FUNDING NOTE

        CompuCredit Credit Card Master Note Business Trust (herein referred to as the "Issuer" or the "Trust"), a Nevada business trust governed by a Trust Agreement dated as of July 14, 2000, as amended, for value received, hereby promises to pay to                        , or registered assigns, subject to the following provisions, the principal sum of                        DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Stated Maturity Date, except as otherwise provided below or in the Indenture Supplement. The Issuer will pay interest on the unpaid principal amount of this Note at the Class D Note Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year. Principal of this Note shall be paid in the manner specified on the reverse hereof.

        The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

        THIS CLASS D NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES, THE CLASS B NOTES AND THE CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

(7) Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

A-4-2

        IN WITNESS WHEREOF, the Issuer has caused this Class D Note to be duly executed.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer
By:	WILMINGTON TRUST FSB, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:	Name: Title:

Dated: January 30, 2004

A-4-3

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class D Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK, not in its individual capacity, but solely as Indenture Trustee
By:	Authorized Signatory

A-4-4

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

SERIES 2004-One

CLASS D ASSET BACKED VARIABLE FUNDING NOTE

Summary of Terms and Conditions

        This Class D Note is one of a duly authorized issue of Notes of the Issuer, designated as CompuCredit Credit Card Master Note Business Trust, Series 2004-One (the "Series 2004-One Notes"), issued under a Master Indenture, dated as of July 14, 2000 (as amended, the "Master Indenture"), among the Issuer, CompuCredit Corporation, as Servicer (the "Servicer") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2004-One Indenture Supplement, dated as of January 30, 2004 (as amended, the "Indenture Supplement"), among the Issuer, the Servicer and the Indenture Trustee and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Series 2004-One Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

        The Class A Notes, the Class B Notes and the Class C Notes will also be issued under the Indenture.

        The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

        This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

        The Class D Initial Note Principal Balance is $                        . The Class D Note Principal Balance on any date will be an amount equal to (a) the Class D Initial Note Principal Balance, plus (b) the total amount of Class D Note Principal Balance Increases made on or prior to such date, minus (c) the total amount of principal payments made on the Class D Notes on or prior to such date.

        The Stated Maturity Date is the 42nd Distribution Date following the earlier to occur of (1) the start of the Planned Redemption Period and (2) the start of the Early Redemption Period. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

        Subject to the terms and conditions of the Indenture and the Trust Agreement, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of Notes.

        On each Distribution Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (except for the final distribution in respect of this Class D Note) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class D Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2004-One Noteholders shall be made by (i) wire transfer to each Series 2004-One Noteholder at the account specified by the Class D Noteholder to the Indenture Trustee and the Servicer and (ii) without presentation or surrender of any Series 2004-One Note or the making of any notation thereon. Final payment of this Class D Note will be made only upon presentation and surrender of this Class D Note at the office or agency specified in the notice of final

A-4-5

distribution delivered by the Indenture Trustee to the Series 2004-One Noteholders in accordance with the Indenture.

        On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the highest Note Principal Balance at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2004-One Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

        This Class D Note does not represent an obligation of, or an interest in or the assets of, the Transferor, the Servicer or any Affiliate thereof.

        Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

        Except as otherwise provided in the Indenture Supplement, the Class D Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class D Note shall be registered in the Note Register upon surrender of this Class D Note for registration of transfer at any office or agency maintained by the Note Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Note Registrar, duly executed by the Class D Noteholder or such Class D Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

        As provided in the Indenture and subject to certain limitations therein set forth, Class D Notes are exchangeable for new Class D Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Note Registrar. No service charge may be imposed for any such exchange but the Issuer or Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class D Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

        THIS CLASS D NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-4-6

ASSIGNMENT

Social Security or other identifying number of assignee

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                        , attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		(8)
Signature Guaranteed:

(8) NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-4-7

EXHIBIT B

FORM OF MONTHLY SERVICER'S STATEMENT

CompuCredit Credit Card Master Note Business Trust
Series 2004-One

Monthly Period — From:	mm/dd/yy
To:	mm/dd/yy
Determination Date:	mm/dd/yy
Distribution Date:	mm/dd/yy
Number of days in the Monthly Period:	##
Facility Amount:
Revolving Period, Limited Redemption Period, Planned Redemption Period, or Early Redemption Period?	Revolving
Planned Redemption Event?	No
Early Redemption Event?	No

Pursuant to Section 3.04(b) of the Transfer and Servicing Agreement, dated as of July 14, 2000 as amended from time to time, (the "Transfer and Servicing Agreement"), among CompuCredit Corporation, as Servicer ("CompuCredit"), CompuCredit Funding Corp., as Transferor ("Funding"), CompuCredit Credit Card Master Note Business Trust, as Issuer (the "Issuer") and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), and Section 5.02(a) of the Series 2004-One Supplement to the Master Indenture, dated as of January 30, 2004 and as amended from time to time, (the "Base Indenture" and the "Indenture Supplement" respectively), each among CompuCredit, Funding and the Indenture Trustee (the Base Indenture, together with the Indenture Supplement, the "Indenture"), CompuCredit is required to prepare certain information each month regarding the current distributions to the Noteholders and the performance of the Issuer during the previous month. The undersigned, a duly authorized representative of the Servicer, does hereby certify in this Certificate (this "Certificate"):

  i
  Capitalized terms used in this Certificate have their respective meanings set forth in the Indenture or the Transfer and Servicing Agreement. References herein to certain sections and subsections are references to their respective sections and subsections of the Indenture.

  ii
  This Certificate is being delivered pursuant to Section 5.02(a) of the Indenture Supplement.

  iii
  CompuCredit is the Servicer under the Indenture and the Transfer and Servicing Agreement. The undersigned is an authorized officer of the Servicer.

  iv
  The date of this Certificate is on, or prior to, the Determination Date related to the Distribution Date specified above.

  v
  No Early Redemption Event has occurred under the Agreement.

  vi
  As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Indenture and the Transfer and Servicing Agreement through the Monthly Period preceding such Distribution Date.

A	Principal Receivables and Special Funding Account Information
	1	Principal Receivables and Special Funding Account balance:
		(a)	such Principal Receivables outstanding on the last day of the Monthly Period
		(b)	such Principal Receivables outstanding on the last day of the prior Monthly Period
		(c)	average daily Principal Receivables outstanding during the Monthly Period
		(d)	Principal Balance of all Ineligible Receivables outstanding on the last day of the Monthly Period
		(e)	Total Balance of all Ineligible Receivables outstanding on the last day of the Monthly Period
		(f)	Special Funding Account balance as of the last day of the Monthly Period
	2	Discount Percentage
	3	Principal Receivables Net of Discount Option Receivables:
		(a)	such Principal Receivables as of the last day of the Monthly Period
		(b)	such Principal Receivables as of the last day of the Prior Monthly Period
		(c)	Average Principal Receivables during the Monthly Period
B	Investor Information
	4	The Average Note Principal Balance during the Monthly Period
		(a)	Class A Average Note Principal Balance during the Monthly Period
		(b)	Class B Average Note Principal Balance during the Monthly Period
		(c)	Class C Average Note Principal Balance during the Monthly Period
		(d)	Class D Average Note Principal Balance during the Monthly Period
	5	Note Principal Balance on the last day of the prior Monthly Period
		(a)	Class A Note Principal Balance on the last day of prior Monthly Period
		(b)	Class B Note Principal Balance on the last day of prior Monthly Period
		(c)	Class C Note Principal Balance on the last day of prior Monthly Period
		(d)	Class D Note Principal Balance on the last day of prior Monthly Period
	6	Note Principal Balance Increases made during the Monthly Period
		(a)	Class A Note Principal Balance Increases made during the Monthly Period
		(b)	Class B Note Principal Balance Increases made during the Monthly Period
		(c)	Class C Note Principal Balance Increases made during the Monthly Period
		(d)	Class D Note Principal Balance Increases made during the Monthly Period
	7	Note Principal Balance on the last day of the Monthly Period
		(a)	Class A Note Principal Balance on the last day of the Monthly Period
		(b)	Class B Note Principal Balance on the last day of the Monthly Period
		(c)	Class C Note Principal Balance on the last day of the Monthly Period
		(d)	Class D Note Principal Balance on the last day of prior Monthly Period
C	Default Information
	8	Defaulted Amount for the Monthly Period
	9	Series 2004-One Allocable Defaulted Amount for the Monthly Period
	10	Series Default Amount for Monthly Period
	11	Series Default Amount for the prior Monthly Period

D	Investor Percentages For The Monthly Period
	12	Series 2004-One Allocation Percentage
	13	Fixed/Floating Allocation Percentage for the related Monthly Period
	14	Floating Allocation Percentage for the related Monthly Period
E	Collection Information For The Monthly Period
	15	(a) The aggregate amount of cash Collections for the Monthly Period
(b) Compensation paid to Columbus Bank & Trust Company pursuant to the Facilities Management Services Agreement
(c) Net aggregate cash Collections for the Monthly Period
	16	Collections of Interchange and interest earned on Special Funding Account for the Monthly Period
	17	Recoveries for the Monthly Period
	18	Collections of Ineligible Receivables
	19	Aggregate amount of Collections of Principal Receivables (actual Collections of Principal Receivables without regard to Discount Options Receivables, if any)
	20	Collections of Discount Option Receivables
	21	Collections of Principal Receivables
	22	The aggregate amount of Collections of Finance Charge Receivables
	23	The Series 2004-One Principal Collections
(a) Noteholder portion of the Series 2004-One Allocable Principal Collections
(b) The Transferor portion of Series 2004-One Allocable Principal Collections
	24	The Series 2004-One Finance Charge Collections
(a) Noteholder portion of the Series 2004-One Allocable Finance Collections
(b) Transferor percentage of Series 2004-One Finance Collections
	25	Required Spread Account Amount
	26	Available Spread Account Amount
	27	Cross Check: Must equal zero
F	Withdrawal Information From The Collection Account Relating To Collections of Finance Charge Receivables and Reallocated Principal Collections
Pursuant to Subsection 4.05(a)(i):
	28	Series 2004-One portion of the Monthly Servicing Fee
Pursuant to Subsection 4.05(a)(ii) through (iv):
	29	Monthly Interest & Margin (calculated on the basis of the actual days elapsed and a 360-day year)
(a) Number of days included in the Interest Period. Beginning mm/dd/yy Ending mm/dd/yy
(b) LIBOR rates for the Interest Period — as determined by the Indenture Trustee
(c) Total Monthly Interest
(d) Class A Monthly Interest

	(e)	Class B Monthly Interest
	(f)	Class C Monthly Interest
	(g)	Total Applicable Margin
	(h)	Total Class A Applicable Margin
	(i)	Total Class B Applicable Margin
	(j)	Total Class C Applicable Margin
	(k)	Unused Fee
	(l)	Total Monthly Interest and Applicable Margin
	(m)	Total due to Class A Noteholder
	(n)	Total due to Class B Noteholder
	(o)	Total due to Class C Noteholder
Pursuant to Subsection 4.05(a)(v):
30	Monthly Backup Servicer Fee
Pursuant to Subsection 4.05(a)(vi):
31	Accrued and unpaid Costs
	(a)	Accrued and unpaid Class A Costs
	(b)	Accrued and unpaid Class B Costs
	(c)	Accrued and unpaid Class C Costs
Pursuant to Subsection 4.05(a)(vii):
32	Series Default Amount for the Monthly Period shall be treated as Available Principal Collections
Pursuant to Subsection 4.05(a)(viii):
33
The aggregate amount of Reduction Amounts and Reallocated Principal Collections that under Section 4.07 were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date.
Pursuant to Subsection 4.05(a)(ix):
34
If an Event of Default and acceleration of the maturity of the Series 2004-One Notes pursuant to Section 5.03 of the Indenture has occurred on or prior to such Distribution Date, an amount up to the Note Principal Balance on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date.
Pursuant to Subsection 4.05(a)(x):
35
On each Distribution Date prior to the date on which the Spread Account terminates pursuant to subsection 4.11(e), an amount up to the excess, if any, of the Required Spread Account Amount for such Distribution Date over the Available Spread Account Amount for such Distribution Date shall be deposited into the Spread Account.
Pursuant to Subsection 4.05(a)(xi):
36	Monthly Supplemental Servicing Fee
Pursuant to Subsection 4.05(a)(xii):
37	Class D Monthly Interest

Pursuant to Subsection 4.05(a)(xiii):
	38	Excess Finance Charge Collections available for allocation to other Series or to the Issuer as described in Section 4.05 of the Transfer and Servicing Agreement.
G	Withdrawal Information From The Collection Account Relating To Collections of Principal Receivables
	39	Series portion of Principal Collections
	40	Series portion of Finance Collections re-characterized as Principal Collections pursuant to section 4.09:
(a) Series Default Amount for the preceding Monthly Period shall be treated as Available Principal Collections
(b) If an Event of Default and acceleration of the maturity of the Series 2004-One Notes has occurred, an amount up to the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Balance minus the Amount of Available Principal Collections and amounts on deposit in the Principal Funding Account available to pay principal on the Class A Notes, Class B Notes and Class C Notes shall be treated as a portion of Available Principal Collections and distributed to the Class A Noteholders
(c) The aggregate Reduction Amounts which have not been previously reimbursed shall be treated as a portion of Available Principal Collections
(d) Aggregate amount of Collections of Finance Charge Receivables re-characterized as Collections of Principal Receivables (sum of line 40(a) through 40(c))
	41	Reallocated Principal Collections pursuant to section 4.07
	42	Amounts deposited into the Spread Account pursuant to Subsection 4.01(b)
	43	Amounts deposited into the Spread Account pursuant to Subsection 4.01(c)
	44	Shared Principal Collections allocated to Series 2004-One
	45	Available Principal Collections
If Revolving Period, the amount specified in line 45 shall be allocated as follows:
Pursuant to Subsection 4.05 (b):
	46	Amount to be treated as Shared Principal Collections
	47	Aggregate Amount of Principal shortfalls for each other Principal sharing Series
	48	Amount to be distributed to holder of Transferor Interest
H	Instructions To Make Certain Payments (Funds Movement Analysis)

Pursuant to Section 5.01 of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee and the Paying Agent to pay on the Distribution Date in accordance with Section 5.01 from amounts held by the Paying Agent, the following amounts as set forth below:
	49	Total Collections allocable to Series 2004-One

	50	Permitted withdrawals made by the Servicer from the Collection Account during Monthly Period
(a) Amounts deposited into the Spread Account pursuant to Subsection 4.01(b)(ii)
(b) Amounts deposited into the Spread Account pursuant to Subsections 4.01(c)(ii)(w) and (c)(ii)(x)
(c) Amounts in respect of Series 2004-One Allocable Principal Collections withdrawn prior to Distribution Date
(d) Amounts in respect of Series 2004-One Allocable Finance Charge withdrawn prior to Distribution Date
	51	Net collections
	52	Pay To Servicer:
	53	Pay To Class A Noteholders:
	54	Pay To Backup Servicer:
	55	Pay To/From Transferor:
	56	Cross Check: Sum of lines 52 through 55 must equal line 51
I	Accrued And Unpaid Amounts

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:
	57	The aggregate amount of all unreimbursed Reduction Amounts
	58	The aggregate amount by which the "Class B Note Principal Balance" has been reduced
	59	Previously due and unpaid Class A Monthly Interest
	60	Previously due and unpaid Servicer Fees
	61	Previously due and unpaid Backup Servicer Fees
	62	Previously due and unpaid Supplemental Servicer Fees
J	Management Reporting Data
	63	Total number of accounts
	64	Net Yield Information:
(a) Current Net Portfolio Yield
(b) Base Rate
(c) Current Month Net Yield
(d) Required Net Yield for any Monthly Period Pursuant to Section 6.01(e)
(e) Line 64(c) is equal to or greater than line 64(d)
(f) Prior Monthly Period Net Yield
(g) Net Yield two months ago
(h) Average Net Yield for the most recent three month period
(i) Required three-month average Net Yield Pursuant to Section 6.01 (d)
(j) Line 64(h) is equal to or greater than line 64(i)
	65	Monthly Payment Rate Information:
(a) Monthly Payment Rate for the Current Monthly Period

	(b)	Monthly Payment Rate — Prior Month
	(c)	Monthly Payment Rate two months ago
	(d)	Three month Payment Rate average
	(e)	Required average Monthly Payment Rate for any three consecutive Monthly Periods Pursuant to Section 6.01(f)
	(f)	Line 65 (d) is equal to or greater than line 65(e)
66	Monthly Delinquency Information:
	(a)	31 – 60 days delinquent
	(b)	61 – 90 days delinquent
	(c)	90+ days delinquent
	(d)	Total 60+ days delinquent
	(e)	Prior month Delinquency Rate
	(f)	Delinquency Rate 2 months ago
	(g)	Three month Delinquency Rate average
	(h)	Required average Delinquency Rate for any three consecutive Monthly Periods Pursuant to Section 6.01(n)
	(i)	Line 66 (g) less than line 66 (h)
	(j)	Total Ineligible Receivables greater than 60 days delinquent
67	Monthly Default Rate Information:
	(a)	Default Rate for the Current Monthly Period
	(b)	Default Rate for the Prior Monthly Period
	(c)	Default Rate two months ago
	(d)	Three month average Default Rate
	(e)	Required average Monthly Default Rate for any three consecutive Monthly Periods Pursuant to Section 6.01(l)
	(f)	Line 67(d) less than or equal to line 67 (e)
68	Required Subordination Percentage of Class A, B, & C notes
69	Required Subordination Amount
70	FICO score Information:
	(a)	The Weighted average Fair, Isaacs & Co. score of all Accounts as of the last Business Day of the immediately preceding three Monthly Periods
	(b)	Required weighted average Pursuant to Section 6.01 (g)
	(c)	Line 70(a) is equal to or greater than line (b)
71	Adequate collateral test, pursuant to Section 6.01(k)
72	Trust Ineligible Receivables Rate
73	Supplemental Percentage
74	Supplemental Servicing Fee Rate

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on mmmm dd, yyyy

COMPUCREDIT CORPORATION,
By:

EXHIBIT C

FORM OF CLASS D NOTE PRINCIPAL BALANCE INCREASE NOTICE

[Date]

The Bank of New York,
    as Indenture Trustee
101 Barclay Street, 8 West
New York, New York 10286

Merrill Lynch Mortgage Capital Inc.,
    as an investor
4 World Financial Center, 10th Floor
New York, New York 10080

Re:    CompuCredit Credit Card Master Note Business Trust, Series 2004-One Notes

Ladies and Gentlemen:

        Pursuant to subsection 4.12(b) of the Series 2004-One Indenture Supplement dated as of January 30, 2004, to the Master Indenture dated as of July 14, 2000, as amended, each by and among CompuCredit Credit Card Master Note Business Trust, a Nevada business trust, as Issuer, CompuCredit Corporation, as Servicer, and The Bank of New York, a New York banking corporation, as Indenture Trustee (terms defined therein being used herein as therein defined), the Issuer hereby irrevocably requests a Class D Note Principal Balance Increase as follows:

  1.
  The requested aggregate amount of such Class D Note Principal Balance Increase is $                        .

  2.
  Such Class D Note Principal Balance Increase is requested to be made on                        , (an "Increase Date").

  3.
  Proceeds of such Class D Note Principal Balance Increase shall be remitted on the applicable Increase Date in immediately available funds to [specify payment instructions] .
Very truly yours,
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, Issuer
By:	Wilmington Trust FSB, not in its individual capacity but solely as Owner Trustee
By:	Name: Title:

C-1

EXHIBIT D

FORM OF INVESTMENT LETTER

                    , 2004

CompuCredit Funding Corp.
101 Convention Center Drive
Suite 850-14A
Las Vegas, Nevada 89109
Attn.:

Re:	CompuCredit Credit Card Master Note Business Trust; Purchase of Series 2004-One Notes

Ladies and Gentlemen:

        This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 9.04(c) of the Series 2004-One Indenture Supplement (the "Indenture Supplement"), dated as of January 30, 2004 among CompuCredit Credit Card Master Note Business Trust, as Issuer (the "Issuer"), CompuCredit Corporation, as Servicer (the "Servicer") and The Bank of New York, as Indenture Trustee (the "Indenture Trustee") to the Indenture (the "Indenture"), dated as of July 14, 2000, as amended, among the Issuer, the Servicer and the Indenture Trustee and pursuant to that certain Note Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement") dated as of January 30, 2004, among CompuCredit Funding Corp. (the "Transferor"), the Issuer, the Servicer and Merrill Lynch Mortgage Capital Inc., as an investor ("Merrill"). Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement or the Indenture Supplement. The Purchaser represents to and agrees with the Transferor as follows:

(a)
The Purchaser is authorized to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby.

(b)
The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class [    ] Note and is able to bear the economic risk of such investment.

(c)
The Purchaser is an "accredited investor" as defined in Rule 501 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Class [    ] Note has not been and will not be registered under the Securities Act, and has not and will not be registered or qualified under any applicable "blue sky" law, and that the offering and sale of the Class [    ] Note has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

(d)
The Purchaser is acquiring an interest in the Class [    ] Note without a view to any distribution, resale or other transfer thereof except, with respect to the Class [    ] Note or any interest or participation thereon, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer the Class [    ] Note except (i) to an institutional "accredited investor" (as defined in Rule 501(a)(l), (2), (3) or (7) under the Securities Act) or (ii) to a person who the Purchaser reasonably believes is a "qualified institutional buyer" (within the meaning thereof in Rule 144A under the Securities Act) in compliance with Rule 144A. In connection therewith, the

  Purchaser hereby agrees that it will not resell or otherwise transfer the Class [    ] Note or any interest therein unless the purchaser thereof provides to the addressee hereof a letter from such Purchaser substantially in the form hereof.

(e)
The Purchaser understands that each Class [    ] Note will bear a legend to substantially the following effect:

          THIS CLASS [    ] NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS [    ] NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO ANY PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN COMPLIANCE WITH RULE 144A OR A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN. NONE OF THE ISSUER, THE TRANSFEROR, THE SERVICER, THE PAYING AGENT, NOTE REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS [    ] NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

          EACH PURCHASER REPRESENTS AND WARRANTS, FOR THE BENEFIT OF COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST AND COMPUCREDIT FUNDING CORP., THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, (2) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY (UNLESS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          NEITHER THIS CLASS [    ] NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

          ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS [    ] NOTE IS SUBJECT TO THE PROVISIONS OF THE INDENTURE AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, INCLUDING SECTION 9.04 OF THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN.

          THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS [    ] NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS [    ] NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS [

      ] NOTE MAY BE INCREASED AT THE REQUEST OF THE ISSUER SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2004-ONE INDENTURE SUPPLEMENT AND THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS [    ] NOTES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS [    ] NOTE MAY BE DIFFERENT FROM THE INITIAL OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS [    ] NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS [    ] NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS [    ] NOTES, THE INDENTURE TRUSTEE IS THE BANK OF NEW YORK.

(f)
The Purchaser represents and warrants that (i) the Purchaser is not an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which is subject to ERISA, (ii) the Purchaser is not a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) including an individual retirement account, which is subject to 4975 of the Code, (iii) the Purchaser is not directly or indirectly purchasing the Class [    ] Note or any interest therein, on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of either such type of plan, and (iv) the Class [    ] Note or interests therein, will not constitute part of the assets of any such Plan.

(g)
This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

(h)
The Purchaser represents, warrants and covenants that it has not acquired, and shall not sell, trade or transfer any interest in the Class [    ] Note, nor cause any interest in the Class [    ] Note to be marketed on or through either (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986 (the "Code") (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealer by electronic means or otherwise) or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704(b)(2) (including a market wherein interests in the Class [    ] Note are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class [    ] Note and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others).

(i)
Unless the Transferor consents otherwise, the Purchaser represents, warrants and covenants that it (i) is properly classified as, and will remain classified as, a "corporation" as described in Code Section 7701(a)(3) and (ii) is not, and will not become, an "S corporation" under Code Section 1361. The Purchaser represents, warrants and covenants that it shall (i) cause any Participant otherwise permitted under the Note Purchase Agreement to make representations, warranties and covenants identical to those in paragraph (h) and this paragraph (i) hereof for the benefit of the Transferor and the Trust at the time such Participant became a Participant and (ii) forward a copy of such representations, warranties and covenants to the Indenture Trustee. In the event of any breach of the representation, warranty and covenant of a Purchaser or its Participant that such Purchaser or its Participant shall remain classified as a corporation other than an S corporation, such Purchaser agrees that it shall notify Merrill and the Transferor promptly upon such Purchaser's becoming aware of such breach, and thereupon Merrill and such Purchaser hereby agree to use reasonable efforts to procure a replacement investor which is a Permitted Assignee reasonably acceptable to Merrill or is otherwise reasonably acceptable to the Transferor and Merrill not so affected to replace such affected Purchaser. In any such event, the Purchaser agrees that the Transferor shall also have the right to procure a replacement investor, provided that such proposed replacement investor is reasonably acceptable to Merrill. Each affected Purchaser hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Purchaser which has a Participant which has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation hereby agrees (without limiting the right of the Transferor to procure a replacement investor for such Purchaser as provided above in this paragraph) to notify the Transferor and Merrill of such breach promptly upon such Purchaser's becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is acceptable to the Transferor and Merrill to replace any such Participant.

(j)
The Purchaser agrees to treat the Class [    ] Note in a manner consistent with the intended characterization referred to in Section 4.4 of the Note Purchase Agreement (including, without limitation, treating the Class [    ] Note as indebtedness of the Transferor).

(k)
Under applicable United States federal income tax law no taxes will be required to be withheld (other than pursuant to Section 1446 of the Code, if applicable) by Merrill, the Issuer, the Indenture Trustee, the Transferor, the Servicer or any person with respect to any payments to be made to such Purchaser in respect of an interest in the Class [    ] Notes, and each Purchaser represents and warrants that it shall pay any taxes imposed on such Purchaser attributable to its interest in the Class [    ] Notes.

(l)
The Purchaser agrees (for the benefit of the Issuer, the Indenture Trustee, the Transferor, the Servicer and the Class [    ] Noteholders) to provide those forms required to be provided by subsections 9.04(b), (e) and (f), as applicable, at the time and in the manner described therein, and to comply with all applicable U.S. laws and regulations with regard to the related withholding tax exemptions.

Very truly yours,
By:
Name:
Title:

QuickLinks

  EXHIBIT 10.9(e)
TABLE OF CONTENTS
ARTICLE I Creation of the Series 2004-One Notes
ARTICLE II Definitions
ARTICLE III Servicing Fee and Interchange
ARTICLE IV Rights of Series 2004-One Noteholders and Allocation and Application of Collections
ARTICLE V Distributions and Reports to Series 2004-One Noteholders
ARTICLE VI Early Redemption Events
ARTICLE VII Optional Redemption; Series Termination
ARTICLE VIII Redemption of Series 2004-One Notes; Final Distributions
ARTICLE IX Miscellaneous Provisions
  EXHIBIT A-1
FORM OF CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST SERIES 2004-ONE CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST SERIES 2004-One CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE Summary of Terms and Conditions
ASSIGNMENT
  EXHIBIT A-2
FORM OF CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST SERIES 2004-ONE CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST SERIES 2004-One CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE Summary of Terms and Conditions
ASSIGNMENT
  EXHIBIT A-3
FORM OF CLASS C FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST SERIES 2004-ONE CLASS C FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE
INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST SERIES 2004-One CLASS C FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE Summary of Terms and Conditions
ASSIGNMENT
  EXHIBIT A-4
FORM OF CLASS D ASSET BACKED VARIABLE FUNDING NOTE
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST SERIES 2004-ONE CLASS D ASSET BACKED VARIABLE FUNDING NOTE
INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST SERIES 2004-One CLASS D ASSET BACKED VARIABLE FUNDING NOTE Summary of Terms and Conditions
ASSIGNMENT
  EXHIBIT B
FORM OF MONTHLY SERVICER'S STATEMENT
  EXHIBIT C
FORM OF CLASS D NOTE PRINCIPAL BALANCE INCREASE NOTICE
  EXHIBIT D
FORM OF INVESTMENT LETTER